Filed July 13, 2005

Leonard M. Shulman - Bar No. 126349
Mark Bradshaw - Bar No. 192540
SHULMAN HODGES & BASTIAN LLP
26632 Towne Centre Drive, Suite 300
Foothill Ranch, California 92610-2808
Telephone:  (949) 340-3400
Facsimile:  (949) 340-3000


Attorneys for the Debtor and Debtor in Possession
Composite Technology Corporation, a Nevada corporation



                         UNITED STATES BANKRUPTCY COURT

              CENTRAL DISTRICT OF CALIFORNIA, SANTA ANA DIVISION

In re                              |  Case No.  SA 05-13107 JR
                                   |
COMPOSITE TECHNOLOGY CORPORATION,  |  Chapter  11
a Nevada corporation,              |
                                   |
                                   |  DEBTOR'S THIRD AMENDED CHAPTER
                                   |  11 PLAN OF REORGANIZATION
                                   |
Debtor.                            |
                                   |
                                   |  Plan Confirmation Hearing
                                   |  [See Disclosure Statement for Voting and
                                   |  Objection Procedures]
                                   |  Date:   September 8, 2005
                                   |  Time:   10:30 A.M.
                                   |  Place:  Courtroom 5A
                                   |          Ronald Reagan Federal Building and
                                   |          United States Courthouse
                                   |          411 West Fourth Street
-----------------------------------|          Santa Ana, California 92701


                                       1

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

                                TABLE OF CONTENTS

                                                                            Page

I.    DEFINITIONS, INTERPRETATIONS, AND RULES OF CONSTRUCTION................. 4

      A.    Definitions....................................................... 4

      B.    Interpretations, Computation of Time and Governing Law............11

            1.    Rules of Interpretation.....................................11

            2.    Computing Time Periods......................................12

            3.    Section Numbers.............................................12

            4.    Notices and Delivery of Documents...........................12

II.   INTRODUCTION............................................................13

III.  CLASSIFICATION AND TREATMENT OF CLAIMS AND INTEREST.....................15

      A.    General Overview..................................................15

      B.    Unclassified Claims...............................................15

            1.    Administrative Expenses.....................................15

            2.    Court Approval of Fees Required.............................17

            3.    Priority Tax Claims.........................................17

      C.    Classified Claims and Interests...................................18

            1.    Classes of Secured Claims...................................18

            2.    Classes of Priority Unsecured Claims........................25

            3.    Classes of General Unsecured Claims.........................26

            4.    Classes of Interest Holders.................................27

      D.    Means of Effectuating the Plan....................................28

            1.    Funding for the Plan........................................28

      E.    Post-confirmation Management......................................30

      F.    Disbursing Agent..................................................30

      G.    Employment and Compensation of Professionals......................31

      H.    Post-Confirmation Estate Claims...................................31

      I.    Objections to Claims..............................................32


                                       2

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      J.    Pending Disputed General Unsecured Claims as of the Date of
            Distribution......................................................33

      K.    Unclaimed Distributions...........................................34

      L.    SEC Compliance Issues.............................................34

            1.    Conditions to Confirmation..................................35

      M.    Other Provisions of the Plan......................................36

            1.    Executory Contracts and Unexpired Leases....................36

            2.    Rejections..................................................40

            3.    Changes In Rates Subject To Regulatory Commission
                  Approval....................................................42

            4.    Retention of Jurisdiction...................................42

IV.   EFFECT OF CONFIRMATION OF THE PLAN......................................44

      A.    Discharge.........................................................44

      B.    Exculpation.......................................................44

      C.    Revesting of Property in the Debtor...............................45

      D.    Modification of the Plan..........................................45

      E.    Post-Confirmation Status Reports..................................46

      F.    Post-Confirmation Conversion/Dismissal............................46

      G.    Final Decree......................................................47


                                       3

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

           I. DEFINITIONS, INTERPRETATIONS, AND RULES OF CONSTRUCTION

A.    Definitions

      1. "Acquvest Action" means that certain lawsuit pending as of the Petition Date entitled Composite Technology Corporation v. Acquvest Inc.; Paul Koch; Victoria Koch; Patricia Manolis and Michael Tarbox and Related Cross Action, Orange County Superior Court Case No. 03-CC 12640.

      2. "Administrative Claim" means a Claim for costs and expenses of the administration of the Case under Sections 503(b) or 507(b) of the Bankruptcy Code, including, without limitation: (a) the actual and necessary costs and expenses incurred after the Petition Date of preserving the Estate and operating the business of the Debtor (such as wages, salaries, or commissions for services); (b) all Claims of professionals employed at the expense of the Estate; and (c) any fees or charges assessed against the Estate under 28 U.S.C. ss. 1930.

      3. "Allowed Administrative Claim" means an Administrative Claim allowed pursuant to Sections 503(b) or 507(b) of the Bankruptcy Code.

      4. "Allowed Claim" means a Claim: (a) with respect to which a Proof of Claim has not been filed but the Claim has been listed in the Schedules filed with the Bankruptcy Court by the Debtor and not listed as disputed, contingent, or unliquidated as to amount and as to which no objection is filed within the time period fixed by the Bankruptcy Court, or as to which any such objection has been determined by a Final Order; or (b) with respect to which a Proof of Claim has been filed by August 9, 2005, and as to which no objection is filed within the time period fixed by the Bankruptcy Court, or as to which any such objection has been determined by a Final Order.

      5. "Allowed General Unsecured Claim" means an unsecured Allowed Claim against the Debtor not entitled to priority under Section 507(a) of the Bankruptcy Code, including, without limitation, an Allowed Claim based on the rejection of an executory contract or unexpired lease, but excluding an Allowed Unsecured Debenture Claim and excluding an Allowed Subordinated Securities Claim.


                                       4

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      6. "Allowed Unsecured Debenture Claim" means an unsecured Allowed Claim against the Debtor based on a 6% Convertible Debenture Due August 17, 2007, including, without limitation, the Claims of the following Debenture Holders:

            a.    Midsummer Investment, Ltd.

            b.    Islandia, L.P.

            c.    Omicron Master Trust

            d.    Bristol Investment Fund, Ltd.

      7. "Allowed Priority Claim" means an Allowed Administrative Claim, Allowed Priority Tax Claim, or Allowed Priority Unsecured Claim.

      8. "Allowed Priority Tax Claim" means an Allowed Claim entitled to priority pursuant to Section 507(a)(8) of the Bankruptcy Code.

      9. "Allowed Priority Unsecured Claim" means an Allowed Claim entitled to priority pursuant to Sections 507(a)(3), 507(a)(4), or 507(a)(6) of the Bankruptcy Code.

      10. "Allowed Secured Claim" means an Allowed Claim secured by a lien, security interest or other charge against property in which the Estate has an interest, or which is subject to setoff under Section 553 of the Bankruptcy Code, to the extent of the value, determined in accordance with Section 506(a) of the Bankruptcy Code, of the interest of the holder of such Allowed Secured Claim in the Estate's interest in such property, or to the extent of the amount subject to any setoff, as the case may be.

      11. "Allowed Subordinated Securities Claim" means an Allowed Claim or any portion thereof that arises from the Ascendiant Action, the Tarbox Action, the O'Keeffe Action, the Shields Action, or the Acquvest Action, that has been allowed by a Final Order of the Bankruptcy Court.

      12. "Ascendiant Action" means that certain lawsuit pending as of the Petition Date entitled Ascendiant Capital Group LLC; Ascendiant Capital Group, Inc.; Mark Bergendahl; Bradley Wilhite v. Composite Technology Corporation; Benton H Wilcoxon and related Cross Actions, Orange County Superior Court Case No. 03 CC 13314 (consolidated with Case No. 03 CC 13531) , including the related arbitration of certain issues in the Ascendiant Action pursuant to a stipulation of the parties, which is pending before JAMS Orange County as case number 1200034701.


                                       5

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      13. "Avoidance Action" means any action which is filed or which may be filed pursuant to the provisions of Sections 510, 542, 543, 544, 545, 547, 548, 549, or 550 of the Bankruptcy Code, any actions based on applicable nonbankruptcy law that may be incorporated or brought under the foregoing sections of the Bankruptcy Code, or any other similar action or proceeding filed to recover property for or on behalf of the Estate or to avoid a lien or transfer.

      14. "Ballot" means the form distributed to holders of claims and interests on which is to be stated an acceptance or rejection of this Plan.

      15. "Bankruptcy Code" means Title 11 of the United States Code, as now in effect or hereafter amended. All citations in this Plan to section numbers are to the Bankruptcy Code unless otherwise expressly indicated.

      16. "Bankruptcy Court" means the United States Bankruptcy Court for the Central District of California, Santa Ana Division, which has jurisdiction over the Case and the Estate of the Debtor, or such successor court or tribunal as may hereafter be confirmed or created by lawful authority with power to confirm reorganization plans under Chapter 11 of the Bankruptcy Code and all applicable statutes, rules, and regulations pertaining thereto.

      17. "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules for use in the Bankruptcy Court, as now in effect or hereafter amended.

      18. "Bar Date" means the last date for filing Proofs of Claim other than Administrative Claims or Claims based upon the rejection of any executory contracts or unexpired leases. The Bar Date for filing Proofs of Claim was set by the Bankruptcy Court as August 9, 2005.

      19. "Business Day" means any day other than a Saturday, Sunday, or "legal holiday" as defined in Bankruptcy Rule 9006(a).

      20. "Case" or "Bankruptcy Case" means the Debtor's Chapter 11 case which was filed in the Bankruptcy Court, as Case No. SA 05-13107 JR.


                                       6

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      21. "Cash" means cash and cash equivalents, including, but not limited to, checks or similar forms of payment or exchange.

      22. "Claim" means: (a) a right to payment from the Debtor, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, or (b) a right to an equitable remedy for breach of performance if such breach gives rise to a right to payment from the Debtor, whether or not such right to an equitable remedy is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

      23. "Claimant" means the holder of a Claim.

      24. "Class" means a grouping into which Claims or Interests which are substantially similar to other Claims or Interests have been classified pursuant to Article IV of this Plan.

      25. "Confirmation" means the entry of the Confirmation Order by the Bankruptcy Court.

      26. "Confirmation Date" means the date on which the Confirmation Order is entered by the Bankruptcy Court.

      27. "Confirmation Hearing" means the hearing, including any continued or postponed session thereof, at which time the Bankruptcy Court will consider and determine whether to confirm this Plan.

      28. "Confirmation Order" means the order, as entered, of the Bankruptcy Court confirming this Plan pursuant to Section 1129 of the Bankruptcy Code.

      29. "Creditor" means the holder of an Allowed Claim.

      30. "Creditors' Committee" means the Official Committee of Unsecured Creditors in this Case appointed by of the Office of the United States Trustee on May 13, 2005.

      31. "Debenture Holders" means:

            a.    Midsummer Investment, Ltd.

            b.    Islandia, L.P.

            c.    Omicron Master Trust


                                       7

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

            d.    Bristol Investment Fund, Ltd.

      32. "Debtor" means Composite Technology Corporation, a Nevada corporation, the debtor and debtor-in-possession in the Case.

      33. "Disallowed Claim" means a Claim against the Debtor, which Claim is disallowed pursuant to an order of the Bankruptcy Court as to which eleven (11) calendar days have passed following entry of such order and no stay pending an appeal of such order is obtained during such period.

      34. "Disbursing Agent" means the person or entity charged with making Distributions pursuant to the terms of this Plan. The Reorganized Debtor will serve as the Disbursing Agent under this Plan.

      35. "Disclosure Statement" means the Disclosure Statement (and all exhibits or schedules annexed thereto or referenced therein) which accompanies this Plan, including as amended, modified, or supplemented in accordance with the Bankruptcy Code and Bankruptcy Rules.

      36. "Disputed Claim" means any Claim: (a) listed on the Debtor's Schedules as unliquidated, disputed, or contingent; or (b) as to which the Debtor, or any other party in interest, has interposed a timely objection or request for estimation or subordination in accordance with the Bankruptcy Code and the Bankruptcy Rules, which objection or request for estimation or subordination has not been withdrawn or determined by a Final Order. A Claim will be considered a Disputed Claim in its entirety if an objection is timely filed to any portion of such Claim.

      37. "Distribution" means the Cash which is required to be distributed under this Plan to the holders of Allowed Claims.

      38. "Effective Date" means the date not later than thirty days following the date upon which the Confirmation Order becomes a Final Order; provided, however, that, if an appeal of the Confirmation Order is timely filed, the Debtor may elect to cause this Plan to become effective, notwithstanding the pendency of such appeal, so long as no stay of the Confirmation Order is in effect, by filing with the Bankruptcy Court a notice of such election, in which event this Plan will become effective as provided herein.


                                       8

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      39. "Equity Security Holder" means the holder of an Interest in the Debtor.

      40. "Estate" means the estate created under Section 541 of the Bankruptcy Code in the Case.

      41. "Final Distribution" means, for each Class, the last Distribution to be made to holders of Allowed Claims in that Class.

      42. "Final Order" means an order or judgment of the Bankruptcy Court, or of any court of competent jurisdiction where there is pending an action in which the Debtor is a party, which has not been reversed, stayed, modified, or amended, and as to which: (a) the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceeding for reargument or rehearing shall then be pending; or (b) any right to appeal, petition for certiorari, reargument, or rehearing shall have been waived in writing in form and substance satisfactory to the Debtor; or (c) any appeal, petition for certiorari, reargument or rehearing has been resolved by the highest court to which the order or judgment was appealed timely or from which certiorari, reargument, or rehearing was sought.

      43. "General Unsecured Claim" means an unsecured Claim against the Debtor that is not entitled to priority under Section 507(a) of the Bankruptcy Code, including, without limitation, a Claim based on the rejection of an executory contract or unexpired lease.

      44. "Interest" means a share of common stock in the Debtor.

      45. "O'Keeffe Action" means that certain lawsuit pending as of the Petition Date entitled Jeremiah O'Keeffe v. C. William Arrington and Composite Technology Corporation, United States District Court for the Northern District of Texas, Dallas Division Case No. 3-05CV 0257N.

      46. "Petition Date" means May 5, 2005, the date on which the Debtor filed its voluntary petition under Chapter 11 of the Bankruptcy Code, commencing the Case.


                                       9

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      47. "Plan" means the Debtor's Chapter 11 Plan of Reorganization, including as amended, modified, or supplemented in accordance with the Bankruptcy Code and Bankruptcy Rules.

      48. "Post-Confirmation Estate Claims" means any and all claims and causes of action which constitute property of the Estate including, but not limited to, any Avoidance Actions, whether or not such claims or causes of action are the subject of litigation pending as of the Effective Date.

      49. "Priority Claim" means an Administrative Claim, Priority Tax Claim, or Priority Unsecured Claim.

      50.  "Priority Tax Claim" means a Claim  asserted to have  priority  under
Section 507(a)(8) of the Bankruptcy Code.

      51. "Priority Unsecured Claim" means a Claim asserted to have priority under Sections 507(a)(3), 507(a)(4), or 507(a)(6) of the Bankruptcy Code.

      52. "Proof of Claim" means a statement under oath filed in the Case by a Claimant in which the Claimant sets forth the amount claimed to be owed to it and sufficient detail to identify the basis for the Claim, in accordance with Federal Rule of Bankruptcy Procedure 3001.

      53. "Reorganized Debtor" means the Debtor on and after the Effective Date.

      54. "Schedules" means the Schedules of Assets and Liabilities and Statement of Financial Affairs filed by the Debtor in the Case, including as amended, modified, or supplemented.

      55. "Secured Claim" means a Claim secured by a lien, security interest or other charge against property in which the Estate has an interest, or which is subject to setoff under Section 553 of the Bankruptcy Code, to the extent of the value, determined in accordance with Section 506(a) of the Bankruptcy Code, of the interest of the holder of such Secured Claim in the Estate's interest in such property, or to the extent of the amount subject to any setoff, as the case may be.

      56. "SEC" means the United States Securities and Exchange Commission.


                                       10

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      57. "Shields Action" means that certain lawsuit pending as of the Petition Date entitled David S. Shields v. Composite Technology Corporation, Santa Clara County Superior Court Case No. 1-05-CV-034368.

      58. "Stock" means the common stock of the Debtor, whether existing on the Petition Date or issued thereafter pursuant to this Plan.

      59. "Subordinated Securities Claim" means a Claim subject to subordination under Bankruptcy Code section 510(b), including without limitation, any Claim that arises from the rescission of a purchase or sale of the Stock, or for damages arising from the purchase or sale of Stock, or for reimbursement, indemnification, or contribution allowed under Bankruptcy Code section 502 on account of such Claim. Subordinated Securities Claims include any claims arising out of the Acquvest Action, the Ascendiant Action, the Tarbox Action, the O'Keeffe Action or the Shields Action

      60. "Tarbox Action" means that certain lawsuit pending as of the Petition Date entitled Michael Tarbox v. Paul Koch; Acquvest; Composite Technology Corporation, Orange County Superior Court Case No. 04 CC 10345.

      61. "Unsecured Debenture Claim" means an unsecured Claim against the Debtor by a Debenture Holder.

B.      Interpretations, Computation of Time and Governing Law

      1.    Rules of Interpretation

      For the purposes of this Plan:

            a. Whenever, from the context, it is appropriate, each term, whether stated in the singular or the plural, shall include both the singular and the plural.

            b. Any reference in this Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions.

            c. Any reference in this Plan to an existing document or Exhibit filed or to be filed means such document or Exhibit, as it may have been or may be amended, modified, or supplemented as of the Confirmation Date.


                                       11

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

            d. Unless otherwise specified in a particular reference in this Plan, all references in this Plan to Sections, Articles or Exhibits are references to Sections, Articles and Exhibits of or to this Plan.

            e. Unless otherwise specified in a particular reference in this Plan, the words "herein," "hereof," "hereto," "hereunder," and others of similar import refer to this Plan in its entirety rather than only to a particular paragraph, subparagraph, or clause contained in this Plan.

            f. Captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Plan.

            g. The provisions of this Plan will control over any description thereof contained in the Disclosure Statement.

            h. Any term used in this Plan that is not defined in this Plan, but that is used in the Bankruptcy Code or in the Bankruptcy Rules shall have the meaning assigned to that term in (and shall be construed in accordance with the rules of construction under) the Bankruptcy Code or the Bankruptcy Rules. Without limiting the foregoing, the rules of construction set forth in Section 102 of the Bankruptcy Code shall apply hereto.

            i. Except to the extent that federal law, including the Bankruptcy Code or the Bankruptcy Rules are applicable, the rights and obligations arising under this Plan shall be governed by, and construed and enforced for all purposes in accordance with, the laws of the State of California, without giving effect to any principles of conflict of laws thereof.

      2.    Computing Time Periods

      In computing any period of time prescribed or allowed by this Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

      3.    Section Numbers

      References in this Plan to a Code section are references to the United States Bankruptcy Code (Title 11 of the United States Code) except as otherwise indicated.

      4.    Notices and Delivery of Documents

      All notices, correspondence, and other deliveries under this Plan must be directed as follows:


                                       12

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

--------------------------------------------------------------------------------
To the Debtor or               COMPOSITE TECHNOLOGY CORPORATION
Reorganized Debtor:            Benton H Wilcoxon, Chief Executive Officer

                               2026 McGaw Ave

                               Irvine, CA 92614

                               Telephone: 949-428-8500
                               Facsimile:  949-660-1533

--------------------------------------------------------------------------------
With a Copy to:                Leonard M. Shulman Esq.
                               Mark Bradshaw, Esq.
                               SHULMAN HODGES & BASTIAN LLP
                               26632 Towne Centre Drive, Suite 300
                               Foothill Ranch, California 92610-2808
                               Telephone: 949-340-3400
                               Facsimile: 949-340-3000
--------------------------------------------------------------------------------

                                II. INTRODUCTION

      Composite Technology Corporation, a Nevada corporation, is the Debtor and Debtor in Possession in this Case. The Debtor commenced its bankruptcy case by filing a voluntary Chapter 11 petition under the United States Bankruptcy Code Sections 101-1330, on May 5, 2005. The Debtor is continuing in the operation and management of its business pursuant to Bankruptcy Code Sections 1107 and 1108. This document is the Chapter 11 Plan proposed by the Debtor (the Debtor may sometimes be referred to here as the "Proponent" of the Plan). Sent to you in the same envelope as this document is the Disclosure Statement which has been approved by the Court and which is provided to help you understand the Plan

      This Plan is a reorganization plan. The restructuring to be effectuated through this Plan is designed to enable the Debtor to continue operations and afford it sufficient time to repay prepetition debts. With respect to its composite core product, the Debtor is focused on sales and marketing activities.

      Through this reorganization, the Debtor will continue with the production and commercialization phase of its business. Through this reorganization, management will carefully administer its capital to maintain operations and expand its sales efforts in order to retain modest forward momentum. The Debtor's business model is relatively straightforward and relatively simple to deploy and scale with the underlying technology in place. Sales demand will largely drive production, and the Debtor's ability to invest in its sales and marketing efforts will directly influence the rate of the company's growth.


                                       13

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      Cash payments under this Plan to creditors will be derived from business revenues, including ongoing sales and the exercise of warrants issued prior to the Petition Date. The Debtor will likely have ample access to the capital markets and be constrained only by the pace that a disciplined execution of growth can afford. The Debtor has numerous strategies for cash management and survival including:

      o     Strong and growing sales pipeline,

      o     Pending exercise of in-the-money warrants,

      o     Private placement or PIPE transactions,

      o     Debenture Financing,

      o Joint ventures in foreign countries that typically include a substantial cash investment by the participating partner in that country, and/or

      o Project-specific investments to fund one or more of the Debtor's wholly-owned subsidiaries, such as an investment to launch the CTC Towers & Poles Corporation or CTC Wind Systems Corporation, whereby an allocation of existing administrative overhead would provide relief to the burn rate of the CTC Cable Corporation, and to the Debtor overall.

      The Cash in the Estate as of the Confirmation Date and the Cash which will be obtained by the Estate after the Confirmation Date will be distributed to Allowed Administrative Claims, Allowed Secured Claims, Allowed General Unsecured Claims and Allowed Unsecured Debenture Claims on account of their Allowed Claims pursuant to the provisions of this Plan. The Reorganized Debtor will have the right to pay any Allowed Claim of any Creditor at any time on or after the Effective Date, without premium or penalty. Thus, if the Debtor's operating projections improve, at the Debtor's sole discretion, Distributions under this Plan may commence earlier than on the dates set forth in this Plan.

      The  Disbursing  Agent  will  make  all  Distributions   pursuant  to  the
provisions of this Plan.

      The   Reorganized   Debtor  intends  to  remain  publicly  traded  on  the
Over-The-Counter Bulletin Board under the symbol "CPTC".

      Stock will be issued to holders of Allowed Subordinated Securities Claims in an amount equal to the full amount of their Claim that is ultimately adjudicated as an Allowed Subordinated Securities Claim pursuant to the provisions of this Plan. The Stock will be issued pursuant to Bankruptcy Code
Section 1145(a)(1) which exempts "the offer or sale under a plan or security of the debtor, of an affiliate participating in a joint plan with the debtor, or a successor to the debtor under the plan."


                                       14

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

            III. CLASSIFICATION AND TREATMENT OF CLAIMS AND INTEREST

A.    General Overview

      As required by the Bankruptcy Code, this Plan puts Claims and Interests in various classes according to their right to priority of payments as provided under the Bankruptcy Code. This Plan states whether each class of Claims or Interest is impaired or unimpaired.

B.    Unclassified Claims

      Certain types of Claims are not placed into voting classes; instead they are unclassified. They are not considered impaired and they do not vote on this Plan because they are automatically entitled to specific treatment provided for them in the Bankruptcy Code. As such, Proponent has not placed the following Claims in a class.

      1.    Administrative Expenses

      Administrative expenses are Claims for costs or expenses of administering Debtor's Chapter 11 case which are allowed under Code Section 507(a)(1). The Code requires that all Administrative Claims be paid on the Effective Date of this Plan, unless a particular claimant agrees to a different treatment.

      Except to the extent that the holder of a particular Allowed Administrative Claim agrees to a different treatment thereof, each Allowed
Administrative Claim will be paid in full, in Cash, on the later of: (a) the Effective Date; or (b) the fifth Business Day after the order allowing such Administrative Claim becomes a Final Order. Any holder of an Administrative Claim (including, without limitation, any governmental unit holding an Administrative Claim for post-petition taxes and/or interest and penalties related to such taxes) is required to file a request for payment of its Administrative Claim. Requests for payment of Administrative Claims must be filed not later than thirty days after the Effective Date, and will be paid on or before the fifth Business Day after the order allowing such Administrative Claim becomes a Final Order. Any failure by the holder of an Administrative Claim to file a request for payment of its Administrative Claim within thirty days after the Effective Date will forever bar such holder of an Administrative Claim from asserting its Administrative Claim against the Estate.


                                       15

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      The following chart lists all of Debtor's estimated Section 507(a)(1) Administrative Claims and their treatment under this Plan:

--------------------- ---------- ----------- -------------- --------------- -------------- --------------------------
Name                  Code ss.   Allowed     Total          Paid By         Total          Treatment
                                 to Date     Estimated      Debtor to Date  Estimated
                                                                            Required to
                                                                            Be Paid on
                                                                            the
                                                                            Effective
                                                                            Date
--------------------- ---------- ----------- -------------- --------------- -------------- --------------------------
Shulman Hodges &      507(a)(1)  $.00        $200,000.00    $80,553.71      $119,446.29    In the event  that  there
Bastian LLP,                                                                               are   unpaid   fees   and
general counsel for                                                                        expenses     that     are
Debtor                                                                                     allowed   by  the  Court,
                                                                                           unless otherwise  agreed,
                                                                                           the unpaid  amounts shall
                                                                                           be  paid  in   full,   in
                                                                                           Cash,  on the  later  of:
                                                                                           (a) the  Effective  Date;
                                                                                           or    (b)    the    fifth
                                                                                           Business  Day  after  the
                                                                                           order    allowing    such
                                                                                           Administrative      Claim
                                                                                           becomes a Final Order.
--------------------- ---------- ----------- -------------- --------------- -------------- --------------------------
Richardson & Patel    507(a)(1)  $.00        $150,000.00    $.00            $150,000.00    No  further  distribution
LLP, Special                                                                               to be paid.  In the event
Litigation and SEC                                                                         that   there  are  unpaid
compliance counsel                                                                         fees  and  expenses  that
                                                                                           are    allowed   by   the
                                                                                           Court,  unless  otherwise
                                                                                           agreed,     the    unpaid
                                                                                           amounts  shall be paid in
                                                                                           full,  in  Cash,  on  the
                                                                                           later    of:    (a)   the
                                                                                           Effective  Date;  or  (b)
                                                                                           the  fifth  Business  Day
                                                                                           after the order  allowing
                                                                                           such       Administrative
                                                                                           Claim   becomes  a  Final
                                                                                           Order.
--------------------- ---------- ----------- -------------- --------------- -------------- --------------------------
Singer Lewak          507(a)(1)  $0.00       $50,000.00     $0.00           $50,000.00     In the event  that  there
Greenbaum &                                                                                are   unpaid   fees   and
Goldstein,                                                                                 expenses     that     are
accountants for                                                                            allowed   by  the  Court,
Debtor                                                                                     unless otherwise  agreed,
                                                                                           the unpaid  amounts shall
                                                                                           be  paid  in   full,   in
                                                                                           Cash,  on the  later  of:
                                                                                           (a) the  Effective  Date;
                                                                                           or    (b)    the    fifth
                                                                                           Business  Day  after  the
                                                                                           order    allowing    such
                                                                                           Administrative      Claim
                                                                                           becomes a Final Order.
--------------------- ---------- ----------- -------------- --------------- -------------- --------------------------


                                       16

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

--------------------- ---------- ----------- -------------- --------------- -------------- --------------------------
Name                  Code ss.   Allowed     Total          Paid By         Total          Treatment
                                 to Date     Estimated      Debtor to Date  Estimated
                                                                            Required to
                                                                            Be Paid on
                                                                            the
                                                                            Effective
                                                                            Date
--------------------- ---------- ----------- -------------- --------------- -------------- --------------------------
Irell & Manella,      507(a)(1)  $0.00       $100,000.00    $0.00           $100,000.00    In the event  that  there
LLP, counsel for                                                                           are   unpaid   fees   and
Creditors' Committee                                                                       expenses     that     are
                                                                                           allowed   by  the  Court,
                                                                                           unless otherwise  agreed,
                                                                                           the unpaid  amounts shall
                                                                                           be  paid  in   full,   in
                                                                                           Cash,  on the  later  of:
                                                                                           (a) the  Effective  Date;
                                                                                           or    (b)    the    fifth
                                                                                           Business  Day  after  the
                                                                                           order    allowing    such
                                                                                           Administrative      Claim
                                                                                           becomes a Final Order.
--------------------- ---------- ----------- -------------- --------------- -------------- --------------------------
Clerk, Bankruptcy     507(a)(1)              $250.00                        $ 250.00       Paid   in   full  on  the
Court Fees                                                                                 Effective Date
--------------------- ---------- ----------- -------------- --------------- -------------- --------------------------
Unpaid United         507(a)(1)              $500.00                        $ 500.00       Paid   in   full  on  the
States Trustee Fees                                                                        Effective Date
--------------------- ---------- ----------- -------------- --------------- -------------- --------------------------
         Total                               $500,750.00    $80,553.71      $420,196.29
--------------------- ---------- ----------- -------------- --------------- -------------- --------------------------

      2.    Court Approval of Fees Required

      The Court must rule on all professional fees listed in the chart above before the fees will be owed. For all fees except the Clerk's Office fee and the United States Trustee's fees, the professional in question must file and serve a properly noticed fee application and the Court must rule on the application. Only the amount of fees allowed by the Court will be owed and required to be paid under this Plan.

      3.    Priority Tax Claims

      Priority tax claims are certain unsecured income, employment and other taxes described by Code Section 507(a)(8). Except to the extent that the holder of a particular Allowed Priority Tax Claim agrees to a different treatment thereof, the Code requires that each holder of an Allowed Priority Tax Claim receive the present value of such Allowed Priority Tax Claim in deferred Cash payments over a period not exceeding six years from the date of assessment of such tax.

      Treatment of Allowed Priority Tax Claims. The Debtor's Plan provides that deferred Cash payments will be paid in equal annual installments of principal and interest and will be in an amount sufficient to amortize each Allowed Priority Tax Claim fully over a period of not longer than six years from the date of assessment of the tax. The outstanding principal amount of each Allowed Priority Tax Claim will bear interest, commencing on the Effective Date and continuing until such Allowed Priority Tax Claim is paid in full, at the lesser of: (i) the rate of six percent (6%) per annum; or (ii) the rate specified by
Section 6621(a) of the Internal Revenue Code, as such rate is adjusted from time to time. Payments to holders of Allowed Priority Tax Claims will commence on the first anniversary of the Effective Date and will continue on each annual anniversary of the Effective Date.


                                       17

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      The Reorganized Debtor will have the right to pay all Allowed Priority Tax Claims, or any remaining balance of such Claim, in full, at any time on or after the Effective Date, without premium or penalty. The Debtor has no Section 507(a)(8) Priority Tax Claims. Therefore, this Plan provides for no payments to holders of Allowed Priority Claims pursuant Section 507(a)(8) of the Bankruptcy Code.

C.    Classified Claims and Interests

      1.    Classes of Secured Claims

      Secured Claims are Claims secured by liens on property of the Estate. The following chart(1) lists all classes containing Debtor's prepetition Secured Claims and their treatment under this Plan:

////
////
////
////
////
////
////
////
////


----------
(1) The amounts listed owing is the amount listed owing on the Debtor's Bankruptcy Schedules. The Debtor has not reviewed the proofs of claim, if any, filed by Creditors. The Debtor reserves the right to object to any of the Claims filed by Creditors.


                                       18

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

----------- --------------------------------------------- --------- ---------------- -------------------------------
Class No.   Description                                   Insiders  Impaired         Treatment
                                                          (Y/N)     (Y.N)
----------- --------------------------------------------- --------- ---------------- -------------------------------
1-A         Secured Claim of:                             No        No               The underlying lease of this
            CNC Associates Inc                                                       Claim shall be assumed by the
                                                                                     Debtor on the Effective Date
            Collateral description:                                                  and arrearages, if any, will
            Lease Rental Agreement No. 22898001: (1)                                 be paid in full on the
            HAAS CNC Manual Toolroom Lathe including                                 Effective Date.   It is
            (1) 5C Collet Spindle Nose w/ Manual Lever                               estimated that there will be
            (1) Threaded Spindle Nose (1) Manual 8"                                  no arrearages due on this
            3-Jaw Chuck (1) Quick Change 2 Position                                  Claim.
            Tool Post (1) Manual Tailstock (1) Air Blow
            Gun (1) Coolant Pump Kit.  UCC-1 Financing                               Treatment of lien:  This
            Statement filed 3/19/2004, Filing No.                                    Creditor shall retain its
            2004008541-4                                                             lien on the collateral in the
                                                                                     same validity and priority as
            Collateral Value: $18,703.35                                             it held prior to the Petition
                                                                                     Date until the Allowed Claim
            Total Amount of claim: $18,703.35                                        amount has been paid.

                                                                                     Payment:  This Creditor will
                                                                                     receive payment on its Claim
                                                                                     pursuant to the terms and
                                                                                     conditions of the underlying
                                                                                     lease documents between the
                                                                                     Debtor and the Creditor
                                                                                     entered into prior to the
                                                                                     Petition Date.  In no event
                                                                                     shall the total payments
                                                                                     received through this Plan
                                                                                     exceed the amount of the
                                                                                     Allowed Claim.
----------- --------------------------------------------- --------- ---------------- -------------------------------
1-B         Secured Claim of:                             No        No               The underlying lease of this
            American Bank & Trust Co (Assignee of Devon                              Claim shall be assumed by the
            Bank)                                                                    Debtor on the Effective Date
                                                                                     and arrearages, if any, will
            Collateral description:                                                  be paid in full on the
            Lease Schedule No. 003 to Master Lease                                   Effective Date.   It is
            Agreement No.  801036: Pultrusion Machine                                estimated that there will be
            including but not limited to all parts,                                  no arrearages due on this
            accessories and attachments.  UCC-1                                      Claim.
            Financing Statement filed May 7, 2004,
            Filing No. 2004014625-0 (Assignment from                                 Treatment of lien:  This
            Devon Bank to American Bank & Trust Co                                   Creditor shall retain its
            filed October 15, 2004, Filing No.                                       lien on the collateral in the
            2004031452-4)                                                            same validity and priority as
                                                                                     it held prior to the Petition
            Collateral Value: $67,711.98                                             Date until the Allowed Claim
                                                                                     amount has been paid.
            Total Amount of claim: $67,711.98
                                                                                     Payment:  This Creditor will
                                                                                     receive payment on its Claim
                                                                                     pursuant to the terms and
                                                                                     conditions of the underlying
                                                                                     lease documents between the
                                                                                     Debtor and the Creditor
                                                                                     entered into prior to the
                                                                                     Petition Date.  In no event
                                                                                     shall the total payments
                                                                                     received through this Plan
                                                                                     exceed the amount of the
                                                                                     Allowed Claim.
----------- --------------------------------------------- --------- ---------------- -------------------------------


                                       19

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

----------- --------------------------------------------- --------- ---------------- -------------------------------
Class No.   Description                                   Insiders  Impaired         Treatment
                                                          (Y/N)     (Y.N)
----------- --------------------------------------------- --------- ---------------- -------------------------------
----------- --------------------------------------------- --------- ---------------- -------------------------------
1-C         Secured Claim of:                             No        No               The underlying lease of this
            Devon Bank and IFC Credit Corporation                                    Claim shall be assumed by the
                                                                                     Debtor on the Effective Date
            Collateral description:                                                  and arrearages, if any, will
            Lease Schedule No. 005 to Master Lease                                   be paid in full on the
            Agreement No. 801036: Torque Control                                     Effective Date.   It is
            Conversion Kit Replacement Die (2) Dies                                  estimated that there will be
            Epacio Burndy Y60BHU Burndy Corp Dispensing                              no arrearages due on this
            Unit XDS 1001-CT03-3 Point Bending Clamp                                 Claim.
            Kit Air Compressor 5.0 HP Connection for
            wire machine, Wiring for new cable                                       Treatment of lien:  This
            machines, Clark Forklift EC50080 VL Systems                              Creditor shall retain its
            Inc. - Computer Equipments Ashman - Lathe                                lien on the collateral in the
            Ashman - Saw/Welder Bob LaFortune - Air                                  same validity and priority as
            Compressor Spool Gun Welding CNC Associates                              it held prior to the Petition
            - Haas Tool Room Lathe.  UCC-1 Financing                                 Date until the Allowed Claim
            Statement filed May 10, 2004, Filing No.                                 amount has been paid.
            2004014770-7
                                                                                     Payment:  This Creditor will
            Collateral Value: $67,711.98                                             receive payment on its Claim
                                                                                     pursuant to the terms and
            Total Amount of claim: $67,711.98                                        conditions of the underlying
                                                                                     lease documents between the
                                                                                     Debtor and the Creditor
                                                                                     entered into prior to the
                                                                                     Petition Date.  In no event
                                                                                     shall the total payments
                                                                                     received through this Plan
                                                                                     exceed the amount of the
                                                                                     Allowed Claim.

----------- --------------------------------------------- --------- ---------------- -------------------------------
1-D         Secured Claim of:                             No        No               The underlying lease of this
            American Bank & Trust Co (Assignee of Devon                              Claim shall be assumed by the
            Bank)                                                                    Debtor on the Effective Date
                                                                                     and arrearages, if any, will
            Collateral description:                                                  be paid in full on the
            Lease Schedule No. 004 to Master Lease                                   Effective Date.   It is
            Agreement No. 801036: Bruce Matters                                      estimated that there will be
            Fabricating - Frames McMaster Carr - Parts                               no arrearages due on this
            Omega Engineering - Parts Omega Engineering                              Claim.
            - Parts Pultool - Down payment (5/31/02)
            Pultool Balance (6/21/02) Bruce Matters                                  Treatment of lien:  This
            Fabricating - Frames Die Pultrusion Machine                              Creditor shall retain its
            Wet Tank Tools Resin Tank Metal Die Tools                                lien on the collateral in the
            -Tools Pultrusion Machine (3rd pmt) Reel                                 same validity and priority as
            Neat Solutions; UCC-1 Financing Statement                                it held prior to the Petition
            filed May 20, 2004, Filing No. 2004014771-9                              Date until the Allowed Claim
            (Assignment from Devon Bank to American                                  amount has been paid.
            Bank & Trust Co., filed October 15, 2004,
            Filing No. 2004031451-2)                                                 Payment:  This Creditor will
                                                                                     receive payment on its Claim
            Collateral Value: $67,711.98                                             pursuant to the terms and
                                                                                     conditions of the underlying
            Total Amount of claim: $67,711.98                                        lease documents between the
                                                                                     Debtor and the Creditor
                                                                                     entered into prior to the
                                                                                     Petition Date.  In no event
                                                                                     shall the total payments
                                                                                     received through this Plan
                                                                                     exceed the amount of the
                                                                                     Allowed Claim.
----------- --------------------------------------------- --------- ---------------- -------------------------------


                                       20

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

----------- --------------------------------------------- --------- ---------------- -------------------------------
Class No.   Description                                   Insiders  Impaired         Treatment
                                                          (Y/N)     (Y.N)
----------- --------------------------------------------- --------- ---------------- -------------------------------
1-E         Secured Claim of:                             No        No               The underlying lease of this
            West Suburban Bank and IFC Credit                                        Claim shall be assumed by the
            Corporation                                                              Debtor on the Effective Date
                                                                                     and arrearages, if any, will
            Collateral description:                                                  be paid in full on the
            Lease Schedule No. 002 to Master Lease                                   Effective Date.   It is
            Agreement No. 801036: Office chairs, Phone                               estimated that there will be
            Office Furniture Outlet House to Office                                  no arrearages due on this
            Telephone Equipment telephone equipment -                                Claim.
            ROI Networks Furniture Telephone Equipment
            - ROI Networks Telephone Equipment - ROI                                 Treatment of lien:  This
            Networks Telephone Equipment - ROI Networks                              Creditor shall retain its
            House to Office Furniture Warehouse House                                lien on the collateral in the
            to Office Furniture Warehouse; UCC-1                                     same validity and priority as
            Financing Statement filed May 10, 2004,                                  it held prior to the Petition
            Filing No. 20044014772-1                                                 Date until the Allowed Claim
                                                                                     amount has been paid.
            Collateral Value: $67,711.98
                                                                                     Payment:  This Creditor will
            Total Amount of claim: $67,711.98                                        receive payment on its Claim
                                                                                     pursuant to the terms and
                                                                                     conditions of the underlying
                                                                                     lease documents between the
                                                                                     Debtor and the Creditor
                                                                                     entered into prior to the
                                                                                     Petition Date.  In no event
                                                                                     shall the total payments
                                                                                     received through this Plan
                                                                                     exceed the amount of the
                                                                                     Allowed Claim.

----------- --------------------------------------------- --------- ---------------- -------------------------------
1-F         Secured Claim of:                             No        No               The underlying lease of this
            IFC Credit Corporation                                                   Claim shall be assumed by the
                                                                                     Debtor on the Effective Date
            Collateral description:                                                  and arrearages, if any, will
            Lease Schedule No. 007 to Master Lease                                   be paid in full on the
            Agreement No. 801036: One 50 x 18 inch 2000                              Effective Date.   It is
            CPE machine with 50 x 18 inch envelope                                   estimated that there will be
            (fits up to 52) from Glasforms, Inc.; UCC-1                              no arrearages due on this
            Financing Statement filed May 27, 2004,                                  Claim.
            Filing No. 2004016808-0
                                                                                     Treatment of lien:  This
            Collateral Value: $168,810.68                                            Creditor shall retain its
                                                                                     lien on the collateral in the
            Total Amount of claim: $168,810.68                                       same validity and priority as
                                                                                     it held prior to the Petition
                                                                                     Date until the Allowed Claim
                                                                                     amount has been paid.

                                                                                     Payment:  This Creditor will
                                                                                     receive payment on its Claim
                                                                                     pursuant to the terms and
                                                                                     conditions of the underlying
                                                                                     lease documents between the
                                                                                     Debtor and the Creditor
                                                                                     entered into prior to the
                                                                                     Petition Date.  In no event
                                                                                     shall the total payments
                                                                                     received through this Plan
                                                                                     exceed the amount of the
                                                                                     Allowed Claim.
----------- --------------------------------------------- --------- ---------------- -------------------------------


                                       21

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

----------- --------------------------------------------- --------- ---------------- -------------------------------
Class No.   Description                                   Insiders  Impaired         Treatment
                                                          (Y/N)     (Y.N)
----------- --------------------------------------------- --------- ---------------- -------------------------------

----------- --------------------------------------------- --------- ---------------- -------------------------------
1-G         Secured Claim of:                             No        No               The underlying lease of this
            IFC Credit Corporation                                                   Claim shall be assumed by the
                                                                                     Debtor on the Effective Date
            Collateral description:                                                  and arrearages, if any, will
            Lease Schedule No. 006 to Master Lease                                   be paid in full on the
            Agreement No. 801036: One (1)  - 24 x 8                                  Effective Date.   It is
            ince 1990 Goldsworth Pullmaster Machine                                  estimated that there will be
            with a 24 x 8 inch puller envelope from                                  no arrearages due on this
            Glasforms, Inc.; UCC-1 Financing Statement                               Claim.
            filed May 27, 2004, Filing No. 2004016809-2
                                                                                     Treatment of lien:  This
            Collateral Value: $42,202.64                                             Creditor shall retain its
                                                                                     lien on the collateral in the
            Total Amount of claim: $42,202.64                                        same validity and priority as
                                                                                     it held prior to the Petition
                                                                                     Date until the Allowed Claim
                                                                                     amount has been paid.

                                                                                     Payment:  This Creditor will
                                                                                     receive payment on its Claim
                                                                                     pursuant to the terms and
                                                                                     conditions of the underlying
                                                                                     lease documents between the
                                                                                     Debtor and the Creditor
                                                                                     entered into prior to the
                                                                                     Petition Date.  In no event
                                                                                     shall the total payments
                                                                                     received through this Plan
                                                                                     exceed the amount of the
                                                                                     Allowed Claim.

----------- --------------------------------------------- --------- ---------------- -------------------------------
1-H         Secured Claim of:                             No        No               The underlying lease of this
            IFC Credit Corporation                                                   Claim shall be assumed by the
                                                                                     Debtor on the Effective Date
            Collateral description:                                                  and arrearages, if any, will
            Lease Schedule No. 008 to Master Lease                                   be paid in full on the
            Agreement No. 801036: One (1) Durapul 1204                               Effective Date.   It is
            Pultrusion Machine including but not                                     estimated that there will be
            limited to all parts, attachments and                                    no arrearages due on this
            accessories; UCC-1 Financing Statement                                   Claim.
            filed November 23, 2004, Filing No.
            2004035757-4                                                             Treatment of lien:  This
                                                                                     Creditor shall retain its
            Collateral Value: $89,815.36                                             lien on the collateral in the
                                                                                     same validity and priority as
            Total Amount of claim: $89,815.36                                        it held prior to the Petition
                                                                                     Date until the Allowed Claim
                                                                                     amount has been paid.

                                                                                     Payment:  This Creditor will
                                                                                     receive payment on its Claim
                                                                                     pursuant to the terms and
                                                                                     conditions of the underlying
                                                                                     lease documents between the
                                                                                     Debtor and the Creditor
                                                                                     entered into prior to the
                                                                                     Petition Date.  In no event
                                                                                     shall the total payments
                                                                                     received through this Plan
                                                                                     exceed the amount of the
                                                                                     Allowed Claim.
----------- --------------------------------------------- --------- ---------------- -------------------------------


                                       22

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

----------- --------------------------------------------- --------- ---------------- -------------------------------
Class No.   Description                                   Insiders  Impaired         Treatment
                                                          (Y/N)     (Y.N)
----------- --------------------------------------------- --------- ---------------- -------------------------------
1-I         Secured Claim of:                             No        No               The underlying lease of this
            IFC Credit Corporation                                                   Claim shall be assumed by the
                                                                                     Debtor on the Effective Date
            Collateral description:                                                  and arrearages, if any, will
            Lease Schedule No. 009 to Master Lease                                   be paid in full on the
            Agreement No. 801036: One (1) HR4223                                     Effective Date.   It is
            Testing Machine & Load Frame Height One,                                 estimated that there will be
            One (1) Tufting Heads (materials for 4                                   no arrearages due on this
            heads) including but not limited to all                                  Claim.
            parts, attachments and accessories; UCC-1
            Financing Statement filed November 23,                                   Treatment of lien:  This
            2004, Filing No. 2004035759-8                                            Creditor shall retain its
                                                                                     lien on the collateral in the
            Collateral Value: $97,982.05                                             same validity and priority as
                                                                                     it held prior to the Petition
            Total Amount of claim: $97,982.05                                        Date until the Allowed Claim
                                                                                     amount has been paid.

                                                                                     Payment:  This Creditor will
                                                                                     receive payment on its Claim
                                                                                     pursuant to the terms and
                                                                                     conditions of the underlying
                                                                                     lease documents between the
                                                                                     Debtor and the Creditor
                                                                                     entered into prior to the
                                                                                     Petition Date.  In no event
                                                                                     shall the total payments
                                                                                     received through this Plan
                                                                                     exceed the amount of the
                                                                                     Allowed Claim.
----------- --------------------------------------------- --------- ---------------- -------------------------------

                                       23

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

----------- --------------------------------------------- --------- ---------------- -------------------------------
Class No.   Description                                   Insiders  Impaired         Treatment
                                                          (Y/N)     (Y.N)
----------- --------------------------------------------- --------- ---------------- -------------------------------
1-J         Secured Claim of:                             No        No               The underlying lease of this
            IFC Credit Corporation                                                   Claim shall be assumed by the
                                                                                     Debtor on the Effective Date
            Collateral description:                                                  and arrearages, if any, will
            Lease Schedule 010 to Master Lease                                       be paid in full on the
            Agreement No. 801036: Vendor: Reel-O-Matic                               Effective Date.   It is
            Two (2)  Fractional HP Double reduction                                  estimated that there will be
            gear reducer, Two (2) extra guide boxes                                  no arrearages due on this
            with rollers and hardware.  Framing &                                    Claim.
            Shipping Vendor:  Integrated Tech, Inc.,
            One (1) Custom 4U Rackmount Server -                                     Treatment of lien:  This
            Exchange including but not limited to all                                Creditor shall retain its
            parts, attachments and accessories.  One                                 lien on the collateral in the
            (1) Microsoft Windows Server 2003 Standard                               same validity and priority as
            (5 CAL) Software One (1) Microsoft Exchange                              it held prior to the Petition
            Server 2003 Standard (5 CAL) Software One                                Date until the Allowed Claim
            (1) Microsoft Exchange Server 2003 Clients                               amount has been paid.
            (25 CALS) Software One (1) Veritas Remote
            Agent One (1) Veritas Exchange Agent One                                 Payment:  This Creditor will
            (1) Netgeear 24-Port GS524T VLAN Switch One                              receive payment on its Claim
            (1) Netgear 48-Port GS 748T VLAN Switch One                              pursuant to the terms and
            (1) 8-Port PS/2 KVM Switch RM-1U                                         conditions of the underlying
            w/monitor/keyboard/mouse Five (5) 6ft Cable                              lease documents between the
            Kit for KVM Switches Two (2) Tripp-LIte                                  Debtor and the Creditor
            Smart Online 3000VA Two (2) Tripp-Lite 10BT                              entered into prior to the
            Web SNMP Card One (1) 45URackmount                                       Petition Date.  In no event
            Enclosure One (2) Quantum 300/600 GB SDL                                 shall the total payments
            T600 Rack2 w/10 Cartriges One (1) Custom 4U                              received through this Plan
            Rackmount Server - GP SQL Server including                               exceed the amount of the
            but not limited to all parts, attachments                                Allowed Claim.
            and accessories One (1) Veritas Remote
            Agent Client One (1) Veritas Backup Exec
            SQL Agent ONe (1) Custom 4U Rackmount
            Server - CRM SQL Server including but not
            limited to all parts, attachments and
            accessories One (1) Microsoft Windows 2003
            Server (5 CAL) Software One (1) Microsoft
            SQL Server 2000 Standard Software One (1)
            Veritas Remote Agent Client One (1) Veritas
            Backup Exec SQL Agent One (1) Custom 4U
            Rackmount Server - CRM WEB Serving
            including but not limited to all parts,
            attachments and accessories One (1)
            Microsoft Windows Server 2003 Standard (5
            CAL) Software One (1) Veritas Remote Agent
            Client; UCC-1 Financing Statement filed
            November 23, 2004, Filing No. 2004035761-3

            Collateral Value: $85,696.14

            Total Amount of claim: $85,696.14
----------- --------------------------------------------- --------- ---------------- -------------------------------


                                       24

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

----------- --------------------------------------------- --------- ---------------- -------------------------------
Class No.   Description                                   Insiders  Impaired         Treatment
                                                          (Y/N)     (Y.N)
----------- --------------------------------------------- --------- ---------------- -------------------------------
1-K         Secured Claim of:                             No        No               The underlying lease of this
            Parkway Bank & Trust Company                                             Claim shall be assumed by the
                                                                                     Debtor on the Effective Date
            Collateral description:                                                  and arrearages, if any, will
            Lease Schedule No. 11 to Master Lease                                    be paid in full on the
            Agreement No. 801036: One (1) Martin                                     Effective Date.   It is
            Pultruder Durapul 1204 including but not                                 estimated that there will be
            limited to all parts, attachments and                                    no arrearages due on this
            accessories Two (2) Gud-drilled dies                                     Claim.
            approx. 9.0374" in O.D. One (1) ACCPAC CRM
            Server - Corporate Edition One (1) ACCPAC                                Treatment of lien:  This
            5.6 CRM Integration Server Thirty-Five                                   Creditor shall retain its
            (35)  ACCPAC CRM 5.6 User License One (1)                                lien on the collateral in the
            ACCPAC 18% Support Plus Plan One (1) Grey                                same validity and priority as
            Trix GUMU for Great Plains SERVINTPROG                                   it held prior to the Petition
            Installation and training - 40 hours;                                    Date until the Allowed Claim
            UCC-1 Financing Statement filed November                                 amount has been paid.
            23, 2004, Filing No. 2004035762-5;  UCC-3
            Amendment  (restated collateral) filed                                   Payment:  This Creditor will
            March 1, 2005, Filing No. 2005006385-2                                   receive payment on its Claim
            (UCC-3 Assignment from IFC Credit                                        pursuant to the terms and
            Corporation to Parkway Bank & Trust Company                              conditions of the underlying
            filed March 2, 2004, Filing No.                                          lease documents between the
            2005006480-4)                                                            Debtor and the Creditor
                                                                                     entered into prior to the
            Collateral Value: $131,988.55                                            Petition Date.  In no event
                                                                                     shall the total payments
            Total Amount of claim: $131,988.55                                       received through this Plan
                                                                                     exceed the amount of the
                                                                                     Allowed Claim.
----------- --------------------------------------------- --------- ---------------- -------------------------------

      The Debtor as the lessee and IFC as the lessor entered into a Master Lease Agreement No. 801036 dated May 6, 2004 and eleven underlying Lease Schedules described above. Payments under the IFC Leases are due in advance on the first of the month. As of the Petition Date, the Debtor was in arrears on the IFC Leases in the total amount of $7,978.24. The Debtor has the option to purchase the equipment described in the leases at the greater of fair market value or ten percent of lessor's original capitalized cost, plus taxes and expenses. The Debtor has filed a motion for approval of a stipulation authorizing the Debtor to assume the leases with IFC. If that motion is denied or withdrawn, the order confirming the Plan shall constitute authorization for the Debtor to assume the leases with IFC.

      2.    Classes of Priority Unsecured Claims

      Certain  Priority Claims that are referred to in Code Sections  507(a)(3),
(4), (5), (6), and (7) are required to be placed in classes. These types of claims are entitled to priority treatment as follows: the Code requires that each holder of such a Claim receive cash on the Effective Date equal to the allowed amount of such Claim. However, a Class of unsecured Priority Claim holders may vote to accept deferred cash payments of a value, as of the Effective Date, equal to the allowed amount of such Claim. There are no 507(a)(3), (a)(4), (a)(5), (a)(6) and (a)(7) unsecured Priority Claims.
Therefore, this Plan provides for no payments to holders of Allowed Priority Claims pursuant Sections 507(a)(3), (a)(4), (a)(5), (a)(6) and (a)(7) of the Bankruptcy Code.


                                       25

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      3.    Classes of General Unsecured Claims

      General unsecured claims are unsecured claims not entitled to priority under Code Section 507(a).

      The following chart(2) identifies this Plan's treatment of the classes of Claims containing all of Debtor's General Unsecured Claims:

----------- ---------------- ------------ --------------------------------------------------------------------------
Class No.   Description      Impaired     Treatment
                             (Y/N)
----------- ---------------- ------------ --------------------------------------------------------------------------
2-A         General          Yes          Allowed Claims in this class will be paid the full amount of their
            Unsecured                     respective Allowed Claim, plus interest at an annual rate of 3%, in six
            Claims           Impaired;    equal monthly installment payments commencing thirty days after the
                             claims in    Effective Date.
            Approximately    this class
            50 holders of    are          The Reorganized Debtor will have the right to pay these Claims prior to
            General          entitled     the due dates noted above without premium or penalty.
            Unsecured        to vote on
            Claims           this Plan
            totaling
            $1,725,418.70
            as shown on
            Exhibit E to
            the Disclosure
            Statement.
            This amount
            includes
            Disputed
            Claims.
----------- ---------------- ------------ --------------------------------------------------------------------------
2-B         Unsecured        Yes          Allowed  Claims in this class  will be paid  pursuant  to their  existing
            Debenture                     agreements  with the  Debtor  subject  to  modifications  as set forth in
            Holders          Impaired;    Exhibit A to the Disclosure Statement.
                             claims in
            Four Claims      this class    Prepetition and post-petition accrued interest and liquidated damages
            totaling         are          due to the Debenture Holders as governed by the documents attached as
            $15,087,500.00   entitled     Exhibit A to the Disclosure Statement shall be paid in Stock on the
            as shown on      to vote on   Effective Date pursuant to Bankruptcy Code section 1145.
            Exhibit E to     this Plan
            the Disclosure                The amount of Stock to be issued in payment of the foregoing amounts
            Statement.                    shall be determined by dividing the total amount of (1) prepetition and post-petition accrued interest and (2) liquidated damages, by the
                                          "Interest Conversion Rate" as defined in the Debentures.
----------- ---------------- ------------ --------------------------------------------------------------------------

----------
(2) The amounts listed owing is the amount listed owing on the Debtors Bankruptcy Schedules. The Debtor has not reviewed the proofs of claim, if any, filed by the Creditors. The Debtor reserve the right to object to any Claims filed by the Creditors.

                                       26

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      4.    Classes of Interest Holders

      Interest holders are the parties who hold ownership interest (i.e., equity interest) in the Debtor. Because the Debtor is a corporation, entities holding preferred or common stock in the Debtor are the interest holders. The following chart identifies the Plan's treatment of the class of Interest Holders:

----------- --------------------------------- --------------- -------------------------------------------------------
Class       Description                       Impaired        Treatment
                                               (Y/N)
----------- --------------------------------- --------------- -------------------------------------------------------
3-A         Subordinated Securities Claims    Yes             In the event that a holder of an Allowed  Subordinated
                                                              Securities  Claim obtains a money judgment against the
                                                              Debtor,   such  holder  of  an  Allowed   Subordinated
                                                              Securities  Claim  will be issued  Stock  pursuant  to
                                                              Bankruptcy  Code  Section  1145 in an amount  equal to
                                                              the full  amount  of their  Claim  that is  ultimately
                                                              adjudicated  as  an  Allowed  Claim.   The  number  of
                                                              shares  of Stock to be issued to  holders  of  Allowed
                                                              Subordinated  Securities Claims shall be determined by
                                                              dividing the judgment or  settlement  dollar amount by
                                                              the  average  reported  closing bid price per share of
                                                              CTC  Common  Stock  on  the  OTC  Bulletin  Board  (as
                                                              reported by Bloomberg  L.P. at 4:15 PM (New York time)
                                                              during  the  twenty  regular   session   trading  days
                                                              immediately preceding the Effective Date.

                                                              In the event that a holder of an Allowed  Subordinated
                                                              Securities  Claim  obtains  a  judgment  for  specific
                                                              performance  against  the  Debtor,  such  holder of an
                                                              Allowed  Subordinated  Securities Claim will be issued
                                                              Stock  pursuant to Bankruptcy  Code Section 1145 in an
                                                              amount  equal to the amount of the  judgment,  subject
                                                              to possible dilution discussed below.

                                                              The Debtor has not reviewed the proofs of interest,
                                                              if any, filed by holders of Subordinated Securities
                                                              Claims.  The Debtor reserves its right to object to
                                                              any of the proofs of interest filed by the holders of
                                                              Subordinated Securities Claims.

----------- --------------------------------- --------------- -------------------------------------------------------
3-B         Interests                         Yes             The rights of Interest Holders are modified by the
            This class includes current                       Plan.  The Stock will remain in effect and will be
            holders of warrants.  A list of                   diluted to a smaller percentage of the outstanding
            non-debenture warrant holders                     stock in  the Reorganized Debtor as a result of the
            is included as part of Exhibit                    Stock to be issued to Allowed Subordinated Securities
            F.  Parties who exercise                          Claims and Allowed Unsecured Debenture Claims.  The
            warrants will receive shares                      percentage by which the Stock will be diluted depends
            subject to possible dilution as                   on the total amount of Subordinated Securities Claims
            discussed to the right.                           that are ultimately deemed to be Allowed Claims.

                                                              The Debtor has not reviewed the proofs of interest,
                                                              if any, filed by the Interest Holders.  The Debtor
                                                              reserves its right to object to any of the proofs of
                                                              interest filed by the Interest Holders on any
                                                              reasonable grounds.
----------- --------------------------------- --------------- -------------------------------------------------------

            a.    Additional Provisions Regarding Treatment of Class 3-A

      The Stock will be issued pursuant to Bankruptcy Code Section 1145 in a single certificate for each Allowed Subordinated Securities Claim. Subject to reasonable limitations requested by the Debtor's stock transfer agent, Stock shall be delivered holders of Allowed Subordinated Securities Claims approximately on the later of (a) the Effective Date, or (b) thirty days after the Claim has been allowed pursuant to a Final Order.


                                       27

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      The Stock shall be issued in accordance with Bankruptcy Code section 1145 and shall require no legend or transfer restriction and holders of an Allowed Subordinated Securities Claim shall not be deemed an "underwriter" or an "affiliate" of the Reorganized Debtor as defined in Bankruptcy Code Section 1145, the Securities Act of 1933 or other statutes.

      Entry  of a  Final  Order  confirming  the  Plan  shall  constitute  an adjudication that Subordinated  Securities Claims are subject to and governed by Bankruptcy Code section 510(b).

       If the Bankruptcy Court determines that Bankruptcy Code section 510(b) does not apply to a holder of a Subordinated Securities Claim, the Debtor may seek approval of a new plan of reorganization which will treat such holder of a Subordinated Securities Claim the same as other Allowed General Unsecured Claims.

      Notwithstanding any other provision of the Plan, no payments or Distributions shall be made on account of any Disputed Claim or Disputed
Interest until such Claim or Interest becomes an Allowed Claim or Allowed Interest, and then only to the extent it becomes an Allowed Claim or Allowed
Interest. Any Proof of Claim or Proof of Interest filed which differs from the Scheduled amount is deemed to be a Disputed Claim or Disputed Interest.

D.    Means of Effectuating the Plan

      1.    Funding for the Plan

      The Debtor's Plan is a reorganization plan. The Debtor's business model is relatively straightforward and relatively simple to deploy and scale with the underlying technology in place. Sales demand will largely drive production, and Debtor's ability to invest in its sales and marketing efforts will directly influence the rate of the company's growth.

      Cash payments under the Plan to creditors will be derived from business revenues, including ongoing sales and the exercise of warrants issued prior to the Petition Date.


                                       28

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      The Debtor will likely have ample access to the capital markets and be constrained only by the pace that a disciplined execution of growth can afford. The Debtor has numerous strategies for cash management and survival including:

      o     Strong and growing sales pipeline,

      o     Pending exercise of in-the-money warrants,

      o     Private placement or PIPE transactions,

      o     Debenture Financing,

      o Joint ventures in foreign countries that typically include a substantial cash investment by the participating partner in that country, and/or

      o Project-specific investments to fund one or more of the Debtor's wholly-owned subsidiaries, such as an investment to launch the CTC Towers & Poles Corporation or CTC Wind Systems Corporation, whereby an allocation of existing administrative overhead would provide relief to the burn rate of the CTC Cable Corporation, and to the Debtor overall.

      The Cash in the Estate as of the Confirmation Date and the Cash which will be obtained by the Estate after the Confirmation Date will be distributed to Allowed Administrative Claims, Allowed Secured Claims, Allowed General Unsecured Claims and Allowed Unsecured Debenture Claims on account of their Allowed Claims pursuant to the provisions of the Plan. The Reorganized Debtor will have the right to pay any Allowed Claim of any Creditor at any time on or after the Effective Date, without premium or penalty. Thus, if the Debtor's operating projections improve, at the Debtor's sole discretion, Distributions under this Plan may commence earlier than on the dates set forth in this Plan.

      The  Disbursing  Agent  will  make  all  Distributions   pursuant  to  the
provisions of the Plan.

      The   Reorganized   Debtor  intends  to  remain  publicly  traded  on  the
Over-The-Counter Bulletin Board under the symbol "CPTC".

      Stock will be issued to holders of Allowed Subordinated Securities Claims in an amount equal to the to the full amount of their Claim that is ultimately adjudicated as an Allowed Subordinated Securities Claim pursuant to the provisions of the Plan. The Stock will be issued pursuant to Bankruptcy Code
Section 1145(a)(1) which exempts "the offer or sale under a plan or security of the debtor, of an affiliate participating in a joint plan with the debtor, or a successor to the debtor under the plan."


                                       29

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

E.    Post-confirmation Management

      The Debtor will retain possession of its property and the management of its financial affairs after the confirmation of the Plan under the following management:

      The Debtor's principal management post-confirmation shall consist of the following:

--------------------------------------------------------------------------------
Name                        Title                        Monthly Compensation
--------------------------------------------------------------------------------
Benton H Wilcoxon           Chairman and                 $10,000 (approximately)
                            Chief Executive Officer
--------------------------------------------------------------------------------
C. William Arrington        Director and Sr. VP          $10,000 (approximately)
                            Office of the CEO
--------------------------------------------------------------------------------

F.    Disbursing Agent

      The Reorganized Debtor shall act as the Disbursing Agent for the purpose of making all distributions provided for under the Plan. The Disbursing Agent shall serve without bond and shall receive no compensation for Disbursing Agent services rendered and expenses incurred pursuant to the Plan as follows.

      In its capacity as Disbursing Agent, the Reorganized Debtor shall be responsible for all actions necessary to maintain and maximize the Debtor's business affairs. The Disbursing Agent shall be responsible for the operation of the Debtor's business, preservation of assets, and pursuit of any claims held by the Debtor's Estate, including any Avoidance Actions and Post-Confirmation Estate Claims, and for the Distribution of the Debtor's Cash or any recoveries to Creditors pursuant to the provisions of the Bankruptcy Code and the Plan. The duties of the Disbursing Agent shall also include preparing and filing the post-confirmation status reports with the Office of the United States Trustee and paying all post-confirmation quarterly fees of the Office of the United States Trustee until the Case is dismissed or a final decree has been entered, whichever occurs first.


                                       30

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

G.    Employment and Compensation of Professionals

      The Debtor does not anticipate that professionals will be employed to assist with its duties herein other than the professionals that were employed by the Debtor pursuant to Court order during the Case. In carrying out its duties under the Plan, the Disbursing Agent shall use the services of its professionals employed by order of the Bankruptcy Court prior to confirmation of the Plan. The continued employment of such professionals will save the fees and costs associated with counsel not already familiar with the matters which the professionals will undertake. Since their involvement in Debtor's Case, the professionals have conducted investigations and obtained special knowledge that will assist the Disbursing Agent in carrying out the provisions of the Plan and assist with the winding up of the Case including claims objections.

      Except as set forth herein to the contrary, any professional employed by the Disbursing Agent in this Case after the confirmation of the Plan seeking payment of its post-confirmation fees and costs will be entitled to seek payment of such fees and costs without the need for any further order of the Bankruptcy Court.

H.    Post-Confirmation Estate Claims

      The right to enforce, litigate, collect, and settle, on behalf of the Estate (at the expense of the Estate), any and all Claims and causes of action which constitute property of the Estate including, but not limited to, any Avoidance Actions, whether or not such Claims or causes of action are the subject of litigation pending as of the Effective Date shall be vested solely in the Reorganized Debtor as of the Effective Date. From and after the Effective Date, the Reorganized Debtor shall have the sole right to enforce, file, prosecute, collect, or settle, any Post-Confirmation Estate Claims.

      Any litigation based upon Post-Confirmation Estate Claims will be filed no later than two years year after the Effective Date, or within any applicable limitations period, or within such additional period of time as the Bankruptcy Court may allow upon motion of the Debtor, after such notice as the Bankruptcy Court may deem appropriate. In the event that litigation based upon any Post-Confirmation Estate Claim is not timely commenced, such Post-Confirmation Estate Claim will be deemed forever waived by the Estate and neither the Debtor nor any other party-in-interest will have the right to pursue the same; provided, however, that any such Post-Confirmation Estate Claim, may be utilized as a defense against or offset to any Claim or cause of action which may be brought against the Estate.


                                       31

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      Notwithstanding  the  rights of the  Reorganized  Debtor  with  respect to
Post-Confirmation Estate Claims, nothing in the Plan will require the Reorganized Debtor to prosecute or litigate any such matters, all of which may be decided by the Reorganized Debtor in its sole discretion.

      The Debtor has reviewed potential Avoidance Actions against the Debenture Holders and has determined that none exist. Accordingly, all Avoidance Actions against the Debenture Holders are waived by the Debtor and the Estate. Such waiver shall be binding on any subsequent Chapter 7 or Chapter 11 trustee.

      OTHER THAN AS STATED ABOVE, THE DEBTOR HAS NOT FULLY REVIEWED WHETHER THERE ARE ANY AVOIDANCE ACTIONS WHICH MAY BE BROUGHT BY THE REORGANIZED DEBTORS AFTER THE EFFECTIVE DATE. THIS INVESTIGATION IS ON-GOING AND WILL OCCUR IN LARGE PART AFTER THE EFFECTIVE DATE. AS A RESULT, CREDITORS AND OTHER
PARTIES-IN-INTEREST SHOULD BE, AND ARE PURSUANT TO THE TERMS OF THE PLAN, SPECIFICALLY ADVISED THAT, NOTWITHSTANDING THAT THE EXISTENCE OF ANY PARTICULAR POST-CONFIRMATION ESTATE CLAIM MAY NOT BE LISTED, DISCLOSED, OR SET FORTH IN THE PLAN OR THE DISCLOSURE STATEMENT, A POST-CONFIRMATION ESTATE CLAIM MAY BE BROUGHT AGAINST ANY CLAIMANT AT ANY TIME, SUBJECT TO THE BAR DATE LIMITATIONS SET FORTH IN THE PLAN.

I.    Objections to Claims

      The right to litigate, resolve, and settle objections to Claims (at the expense of the Estate), whether or not the subject of litigation as of the Effective Date, will be vested solely in the Reorganized Debtor as of the Effective Date. From and after the Effective Date, the Reorganized Debtor shall have the sole right to file, prosecute, litigate, and settle any objections to Claims, whether or not any such objection is pending as of the Effective Date. The Debtor shall file any objections to Claims or Interests within 120-days from the Effective Date


                                       32

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      Notwithstanding that the Reorganized Debtor shall have the right to file, litigate, prosecute, and settle objections to Claims on behalf of the Estate, nothing contained herein will be deemed to obligate the Reorganized Debtor to take any such actions, all of which will be determined in the Reorganized Debtors' sole discretion.

      Any Claims listed as Disputed in the Plan and Disclosure Statement and the Exhibits attached thereto will be subject to claims objections proceedings. HOWEVER, THE DEBTOR HAS NOT FULLY REVIEWED THE CLAIMS IN THE CASE OR DETERMINED WHETHER OBJECTIONS TO CLAIMS EXIST. THIS INVESTIGATION IS ONGOING AND WILL OCCUR IN LARGE PART AFTER THE EFFECTIVE DATE. CREDITORS AND OTHER PARTIES-IN-INTEREST SHOULD BE, AND ARE PURSUANT TO THE TERMS OF THE PLAN SPECIFICALLY ADVISED THAT, NOTWITHSTANDING THAT THE EXISTENCE OF ANY PARTICULAR OBJECTION TO CLAIM MAY NOT BE LISTED, DISCLOSED, OR SET FORTH IN THE PLAN OR DISCLOSURE STATEMENT, AN OBJECTION TO CLAIM MAY BE BROUGHT AGAINST ANY CLAIMANT AFTER THE EFFECTIVE DATE.

J. Pending Disputed General Unsecured Claims as of the Date of Distribution

      In the event that any objection to any General Unsecured Claim should be pending as of the date on which a Distribution is owed to the holder of such General Unsecured Claim, no Distribution will be made on account of such disputed General Unsecured Claim until such Disputed Claim has been determined and allowed by a Final Order. In the event that a Disputed Claim is allowed by a Final Order, within five Business Days after such Disputed Claim is allowed by such Final Order, such Allowed General Unsecured Claim will be paid to the extent of the Distributions previously made on account of Allowed General Unsecured Claims in the same Class. Further Distributions, if any, on account of such Allowed General Unsecured Claim will be paid directly to the holder of such Allowed General Unsecured Claim, in an aggregate amount not to exceed the amount of the General Unsecured Claim allowed by the Final Order.


                                       33

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

K.    Unclaimed Distributions

      Distributions to holders of Allowed Claims will be made either: (a) at the addresses set forth in the Proof of Claim filed by the Creditor; or (b) at the address set forth in any written notice of address change delivered to the Debtor or the Disbursing Agent after the date on which any related Proof of Claim was filed; or (c) at the address reflected in the Schedules relating to the applicable Allowed Claim if no Proof of Claim has been filed by the Creditor and neither the Debtor nor the Reorganized Debtor has received a written notice of a change of address.

      The Disbursing Agent shall not be required to perform any investigation or inquiry as to the proper address for such Creditor if the address stated in any Proof of Claim filed by the Creditor, written notice of change of address filed by the Creditor, or in the Schedules is incorrect.

      Any Unclaimed Distribution provided for under the Plan (which will include: (a) checks which have been returned as undeliverable without a proper forwarding address; (b) checks which were not mailed or delivered because of the absence of a proper address to which to mail or deliver the same; or (c) checks which remain un-negotiated for a period of ninety (90) days), will be retained and utilized by the Reorganized Debtor.

      Following the earlier to occur of: (a) two years after a Distribution becomes an Unclaimed Distribution, or (b) ninety days after the making of the Final Distribution under the Plan, such Unclaimed Distribution will become property of the Reorganized Debtor, free and clear of any restrictions thereon, and the holders of Allowed Claims otherwise entitled to such Unclaimed Distributions will cease to be entitled thereto and their Claims based thereon will be deemed discharged, waived, and forever barred.

L.    SEC Compliance Issues

      The Reorganized Debtor will be a public company and will comply with all SEC reporting requirements. In addition, it will comply with all U.S. customs and tax regulations as well as all other applicable federal and state laws. The Reorganized Debtor shall employ competent legal counsel and auditors to ensure compliance with all applicable federal and state laws.


                                       34

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      1.    Conditions to Confirmation

      The Plan is  conditioned  on the entry of a Final Order of the  Bankruptcy
Court confirming a plan of reorganization which provides (1) that the Reorganized Debtor is entitled to a discharge under Section 1141 of the Code,
(2) that Bankruptcy Code Section 510(b) governs the treatment of Subordinated Securities Claims, and (3) that the Stock issued to holders of Allowed Subordinated Securities Claims and to Debenture Holders pursuant to the Plan is exempt from registration under federal and state securities laws pursuant to
Section 1145 of the Code. Stock can be resold by the recipient without registration under the Securities Act of 1933 and other laws, unless the recipient is an "underwriter" or a significant holder of newly issued equity interests.

      All Stock issued to holders of Allowed Subordinated Securities Claims and Allowed Unsecured Debenture Claims shall be without legend or other transfer restrictions except as noted herein. The Disbursing Agent shall not be deemed an "underwriter" or an "affiliate" of Reorganized Debtor as those terms are defined in Bankruptcy Code Section 1145, the Securities Act of 1933 or similar statute.

      Because of the complex, subjective nature of the question of whether a particular holder may be an underwriter, the Debtor makes no representation concerning the ability of any person or entity to dispose of the Stock. The Debtor recommends that recipients of the Stock under the Plan consult with their own counsel concerning the limitations on their ability to dispose of the Stock under federal and state securities laws.

      Notwithstanding the above, Debtor cannot guarantee that the Debtor's Stock will be actively traded and makes no representations or warranties regarding the future trading activity of the Debtor's Stock.

      Debtor's Stock currently trades on the Over-the-Counter Bulletin Board under the symbol "CPTC.". Depending on the financial performance of the Reorganized Debtor and the financial and capital needs of the Reorganized Debtor on a going-forward basis, the Debtor may later seek to have the Reorganized Debtor listed on the NASDAQ exchange. However, at this time, the Debtor does not intend to seek to list the Reorganized Debtor on NASDAQ nor does the Debtor have a particular time table within which such a change would be attempted.


                                       35

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      Entry of a Final Order confirming the Plan shall constitute an adjudication that Subordinated Securities Claims are subject to and governed by Bankruptcy Code section 510(b) and the Debtor is making such an order a condition to confirmation of the Plan.

      The Debtor may waive this condition of confirmation (prior to the Confirmation Date) as to a particular holder of a Subordinated Securities Claim to allow for settlement with such Claim holder.

      If the Bankruptcy Court determines that Bankruptcy Code section 510(b) does not apply to a holder of a Subordinated Securities Claim, the Debtor may seek approval of a new plan of reorganization which will treat such holder of a Subordinated Securities Claim the same as other Allowed General Unsecured Claims.

      Subordinated Securities Claims include any claims arising out of the Acquvest Action, the Ascendiant Action, the Tarbox Action, the O'Keeffe Action or the Shields Action. This is not an all-inclusive or final list of alleged claims which the Debtor believes may be subject to subordination under section 510(b) and therefore, the Debtor's subordination of such claims herein shall be without prejudice to the Debtor's seeking subordination under section 510(b) by way of separate motion with respect to other alleged claims.

M.    Other Provisions of the Plan

      1.    Executory Contracts and Unexpired Leases

            a.    Assumptions

      The following are the unexpired leases and executory contracts that are to be assumed as obligations of the Reorganized Debtor under this Plan:

------------------------------------------------ ---------------------------------------------------------------
Other Party to the Contract to Lease             Description of the Contract or Lease to be Assumed
------------------------------------------------ ---------------------------------------------------------------
CNH LLC                                          Lease dated November 7, 2003 for business premises located at
Alfonso Cordero Manager                          2026 McGaw Avenue, Irvine, CA
c/o Jeff Hirsch Lees & Associates                Term: 7 years commencing January 1, 2004
3991 McArthur Blvd Suite 100
Newport Beach, CA 92660
------------------------------------------------ ---------------------------------------------------------------


                                       36

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

------------------------------------------------ ---------------------------------------------------------------
Other Party to the Contract to Lease             Description of the Contract or Lease to be Assumed
------------------------------------------------ ---------------------------------------------------------------
CNC Associates Inc                               Lease Rental Agreement No. 22898001: (1) HAAS CNC Manual
2900 Challenger Place                            Toolroom Lathe including (1) 5C Collet Spindle Nose w/ Manual
Oxnard, CA 93030                                 Lever (1) Threaded Spindle Nose (1) Manual 8" 3-Jaw Chuck (1)
                                                 Quick Change 2 Position Tool Post (1) Manual Tailstock (1)
                                                 Air Blow Gun (1) Coolant Pump Kit.  UCC-1 Financing Statement
                                                 filed 3/19/2004, Filing No. 2004008541-4

------------------------------------------------ ---------------------------------------------------------------
American Bank & Trust Co                         Lease Schedule No. 003 to Master Lease Agreement No.  801036:
(Assignee of Devon Bank)                         Pultrusion Machine including but not limited to all parts,
4301 E 53rd Street                               accessories and attachments.  UCC-1 Financing Statement filed
Davenport, IA 52807                              May 7, 2004, Filing No. 2004014625-0 (Assignment from Devon
                                                 Bank to American Bank & Trust Co filed October 15, 2004,
                                                 Filing No. 2004031452-4)
------------------------------------------------ ---------------------------------------------------------------
Devon Bank                                       Lease Schedule No. 005 to Master Lease Agreement No. 801036:
6445 North Western Ave                           Torque Control Conversion Kit Replacement Die (2) Dies Epacio
Chicago, IL 60645                                Burndy Y60BHU Burndy Corp Dispensing Unit XDS 1001-CT03-3
                                                 Point Bending Clamp Kit Air Compressor 5.0 HP Connection for
IFC Credit Corporation                           wire machine, Wiring for new cable machines, Clark Forklift
8700 Waukegan Road Suite 100                     EC50080 VL Systems Inc. - Computer Equipments Ashman - Lathe
Morton Grove, IL 60053                           Ashman - Saw/Welder Bob LaFortune - Air Compressor Spool Gun
                                                 Welding CNC Associates - Haas Tool Room Lathe.  UCC-1
                                                 Financing Statement filed May 10, 2004, Filing No.
                                                 2004014770-7
------------------------------------------------ ---------------------------------------------------------------
American Bank & Trust Co                         Lease Schedule No. 004 to Master Lease Agreement No. 801036:
(Assignee of Devon Bank)                         Bruce Matters Fabricating - Frames McMaster Carr - Parts
4301 E 53rd Street                               Omega Engineering - Parts Omega Engineering - Parts Pultool -
Davenport, IA 52807                              Down payment (5/31/02) Pultool Balance (6/21/02) Bruce
                                                 Matters Fabricating - Frames Die Pultrusion Machine Wet Tank
                                                 Tools Resin Tank Metal Die Tools -Tools Pultrusion Machine
                                                 (3rd pmt) Reel Neat Solutions; UCC-1 Financing Statement
                                                 filed May 20, 2004, Filing No. 2004014771-9 (Assignment from
                                                 Devon Bank to American Bank & Trust Co., filed October 15,
                                                 2004, Filing No. 2004031451-2)
------------------------------------------------ ---------------------------------------------------------------
West Suburban Bank                               Lease Schedule No. 002 to Master Lease Agreement No. 801036:
717 S Westmore Ave                               Office chairs, Phone Office Furniture Outlet House to Office
Lombard, IL 60148                                Telephone Equipment telephone equipment - ROI Networks
                                                 Furniture Telephone Equipment - ROI Networks Telephone
IFC Credit Corporation                           Equipment - ROI Networks Telephone Equipment - ROI Networks
8700 Waukegan Road Suite 100                     House to Office Furniture Warehouse House to Office Furniture
Morton Grove, IL 60053                           Warehouse; UCC-1 Financing Statement filed May 10, 2004,
                                                 Filing No. 20044014772-1
------------------------------------------------ ---------------------------------------------------------------


                                       37

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

------------------------------------------------ ---------------------------------------------------------------
Other Party to the Contract to Lease             Description of the Contract or Lease to be Assumed
------------------------------------------------ ---------------------------------------------------------------
West Suburban Bank                               Lease Schedule No. 001 to Master Lease Agreement No. 801036:
717 S Westmore Ave                               1 HP Pavilion laptop, Sony laptop, Software Sony laptop -
Lombard, IL 60148                                MicroCenter Sony laptop, MicroCenter Computer, MicroCenter
                                                 MicroCenter HP 7010 P4/2.6/512/60/17 VL Systems Inc.,
IFC Credit Corporation                           Computer Hardwares VL Systems, Inc. - Computer Hardwares VL
8700 Waukegan Road Suite 100                     Systems, Inc. - Firewall MicroCenter HP 7010
Morton Grove, IL 60053                           P4/2.6/512/60/17, MicroCenter HP 7010 P4.6/512/60/18 VL
                                                 Systems, Inc. - HP D330 & HD  D220 Great Plain Software - HR
                                                 Module Ecost.com - Benton's Sony Laptop Power Line Systems,
                                                 Inc., Dynamic Method - CRM Software Dynamic Method - Three
                                                 Additional Users VL Systems, Inc., HP Proliant DL 380 VL
                                                 Systems, Inc., - HP D220 Micro Tower Ecost.com - Wind 2000
                                                 5-Users License; UCC-1 Financing Statement filed May 10,
                                                 2004, Filing No. 2004014773-3
------------------------------------------------ ---------------------------------------------------------------
IFC Credit Corporation                           Lease Schedule No. 007 to Master Lease Agreement No. 801036:
8700 Waukegan Road Suite 100                     One 50 x 18 inch 2000 CPE machine with 50 x 18 inch envelope
Morton Grove, IL 60053                           (fits up to 52) from Glasforms, Inc.; UCC-1 Financing
                                                 Statement filed May 27, 2004, Filing No. 2004016808-0
------------------------------------------------ ---------------------------------------------------------------
IFC Credit Corporation                           Lease Schedule No. 006 to Master Lease Agreement No. 801036:
8700 Waukegan Road Suite 100                     One (1)  - 24 x 8 ince 1990 Goldsworth Pullmaster Machine
Morton Grove, IL 60053                           with a 24 x 8 inch puller envelope from Glasforms, Inc.;
                                                 UCC-1 Financing Statement filed May 27, 2004, Filing No.
                                                 2004016809-2
------------------------------------------------ ---------------------------------------------------------------
IFC Credit Corporation                           Financing Statement and Master Lease Agreement No. 801036;
8700 Waukegan Road Suite 100                     UCC-1 Financing Statement filed June 3, 2004, Filing No.
Morton Grove, IL 60053                           2004017288-7.
------------------------------------------------ ---------------------------------------------------------------
IFC Credit Corporation                           Lease Schedule No. 008 to Master Lease Agreement No. 801036:
8700 Waukegan Road Suite 100                     One (1) Durapul 1204 Pultrusion Machine including but not
Morton Grove, IL 60053                           limited to all parts, attachments and accessories; UCC-1
                                                 Financing Statement filed November 23, 2004, Filing No.
                                                 2004035757-4
------------------------------------------------ ---------------------------------------------------------------
IFC Credit Corporation                           Lease Schedule No. 009 to Master Lease Agreement No. 801036:
8700 Waukegan Road Suite 100                     One (1) HR4223 Testing Machine & Load Frame Height One, One
Morton Grove, IL 60053                           (1) Tufting Heads (materials for 4 heads) including but not limited to all parts, attachments and accessories; UCC-1
                                                 Financing Statement filed November 23, 2004, Filing No.
                                                 2004035759-8
------------------------------------------------ ---------------------------------------------------------------


                                       38

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

------------------------------------------------ ---------------------------------------------------------------
Other Party to the Contract to Lease             Description of the Contract or Lease to be Assumed
------------------------------------------------ ---------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------
IFC Credit Corporation                           Lease Schedule 010 to Master Lease Agreement No. 801036:
8700 Waukegan Road Suite 100                     Vendor: Reel-O-Matic Two (2)  Fractional HP Double reduction
Morton Grove, IL 60053                           gear reducer, Two (2) extra guide boxes with rollers and
                                                 hardware.  Framing & Shipping Vendor:  Integrated Tech, Inc.,
                                                 One (1) Custom 4U Rackmount Server - Exchange including but not limited to all parts, attachments and accessories.  One
                                                 (1) Microsoft Windows Server 2003 Standard (5 CAL) Software
                                                 One (1) Microsoft Exchange Server 2003 Standard (5 CAL)
                                                 Software One (1) Micrsoft Exchange Server 2003 Cients (25
                                                 CALS) Software One (1) Veritas Remote Agent One (1) Veritas
                                                 Exchange Agent One (1) Netgeear 24-Port GS524T VLAN Switch
                                                 One (1) Netgear 48-Port GS 748T VLAN Switch One (1) 8-Port
                                                 PS/2 KVM Switch RM-1U w/monitor/keyboard/mouse Five (5) 6ft
                                                 Cable Kit for KVM Switches Two (2) Tripp-LIte Smart Online
                                                 3000VA Two (2) Tripp-Lite 10BT Web SNMP Card One (1)
                                                 45URackmount Enclosure One (2) Quantum 300/600 GB SDL T600
                                                 Rack2 w/10 Cartriges One (1) Custom 4U Rackmount Server - GP
                                                 SQL Server including but not limited to all parts,
                                                 attachments and accessories One (1) Veritas Remote Agent
                                                 Client One (1) Veritas Backup Exec SQL Agent ONe (1) Custom
                                                 4U Rackmount Server - CRM SQL Server including but not
                                                 limited to all parts, attachments and accessories One (1)
                                                 Microsoft Windows 2003 Server (5 CAL) Software One (1)
                                                 Microsoft SQL Server 2000 Standard Software One (1) Veritas
                                                 Remote Agent Client One (1) Veritas Backup Exec SQL Agent One
                                                 (1) Custom 4U Rackmount Server - CRM WEB Serving including but not limited to all parts, attachments and accessories One
                                                 (1) Microsoft Windows Server 2003 Standard (5 CAL) Software
                                                 One (1) Veritas Remote Agent Client; UCC-1 Financing
                                                 Statement filed November 23, 2004, Filing No. 2004035761-3
------------------------------------------------ ---------------------------------------------------------------
Parkway Bank & Trust Company                     Lease Schedule No. 11 to Master Lease Agreement No. 801036:
4800 N Harlem Ave                                One (1) Martin Pultruder Durapul 1204 including but not
Harwood Heights, IL 60656                        limited to all parts, attachments and accessories Two (2)
                                                 Gud-drilled dies approx. 9.0374" in O.D. One (1) ACCPAC CRM
                                                 Server - Corporate Edition One (1) ACCPAC 5.6 CRM Integration
                                                 Server Thirty-Five (35)  ACCPAC CRM 5.6 User License One (1)
                                                 ACCPAC 18% Support Plus Plan One (1) Grey Trix GUMU for Great
                                                 Plains SERVINTPROG Installation and training - 40 hours;
                                                 UCC-1 Financing Statement filed November 23, 2004, Filing No.
                                                 2004035762-5;  UCC-3 Amendment  (restated collateral) filed
                                                 March 1, 2005, Filing No. 2005006385-2 (UCC-3 Assignment from
                                                 IFC Credit Corporation to Parkway Bank & Trust Company filed
                                                 March 2, 2004, Filing No. 2005006480-4)
------------------------------------------------ ---------------------------------------------------------------
University of Southern California                Consulting and Research Agreements dated June 2003
------------------------------------------------ ---------------------------------------------------------------


                                       39

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

------------------------------------------------ ---------------------------------------------------------------
Other Party to the Contract to Lease             Description of the Contract or Lease to be Assumed
------------------------------------------------ ---------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------
General Cable Industries, Inc.                   Purchase Agreement and Distributorship Agreement in
                                                 connection with memorandum of understanding for cooperation regarding manufacturing electrical conductor transmission and distribution cables.
------------------------------------------------ ---------------------------------------------------------------

      On the Effective Date, each of the unexpired leases and executory contracts listed above shall be assumed as obligations of the Reorganized Debtor. The Order of the Court confirming the Plan shall constitute an Order approving the assumption of each lease and contract listed above. If you are a party to a lease or contract to be assumed and you object to the assumption of your lease or contract, you must file and serve your objection to the Plan within the deadline for objecting to the confirmation of the Plan.

      Any monetary defaults under each executory contract or unexpired lease to be assumed under the Plan will be satisfied, pursuant to Section 365 of the Bankruptcy Code, in either of the following ways: (1) by payment of the default amount in quarterly cash installments commencing on the Effective Date and continuing for one year; or (2) by payment of the default amount on such other terms as agreed to by the Reorganized Debtor and the non-Debtor parties to such executory contract or unexpired lease.

      In the event of a dispute regarding (i) the amount or timing of any cure payments, (ii) the ability of the Reorganized Debtor to provide adequate assurance of future performance under the executory contract or unexpired lease to be assumed, or (iii) any other matter pertaining to assumption (or assumption and assignment) of the executory contract or unexpired lease to be assumed, the Reorganized Debtor will pay any undisputed cure amount when such payments otherwise are due under the Plan, and the disputed amounts will be paid following the entry of a Final Order resolving the dispute and approving assumption.

      2.    Rejections

      On the Effective Date, the following executory contracts and unexpired leases will be rejected as of the Petition Date as none of the executory contracts or leases provided any benefit to the Estate during this Case:


                                       40

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

---------------------------------------------- --------------------------------------- --------------------------------
Other Party to the Contract to Lease           Description of the Contract or Lease    Rejection Effective Date
                                               to be Rejected
---------------------------------------------- --------------------------------------- --------------------------------
City of Kingman, Kansas                        Agreement dated November 11, 2003       Petition Date
                                               regarding use of ACCC cable for pilot
                                               testing, purchase of engineering and
                                               construction services, purchase of
                                               CTC poles, cross-arms, hardware and
                                               installation, and purchase of cable
                                               installation services.

                                               The Debtor asserts that Kingman
                                               breached the Agreement prior to the
                                               Petition Date.  Kingman disputes the
                                               Debtor's allegation that Kingman
                                               breached the Agreement.
---------------------------------------------- --------------------------------------- --------------------------------
EPC Services Company                           Agreement dated April 11, 2004          Petition Date
                                               regarding subcontract for services in
                                               connection with Kingman, Kansas
                                               project.
---------------------------------------------- --------------------------------------- --------------------------------
EPRI Solutions, Inc.                           Billable Services Agreement and         Petition Date
                                               amendments and addenda thereto.
---------------------------------------------- --------------------------------------- --------------------------------
G.S. Schwartz & Co., Inc.                      Letter Agreement dated November 2003    Petition Date
                                               regarding public relations and
                                               investor relations services for the
                                               Debtor.
---------------------------------------------- --------------------------------------- --------------------------------
Ed Skonezny, Wang Chen and Wang Feng           Agreement for overseas agent services.  Petition Date
---------------------------------------------- --------------------------------------- --------------------------------

      On the Confirmation Date, except for any executory contract or unexpired lease specifically assumed or rejected pursuant to a prior order of the Bankruptcy Court or assumed pursuant to the Plan, each executory contract or unexpired lease entered into by the Debtor prior to the Petition Date that has not previously expired or terminated pursuant to its own terms will be deemed rejected pursuant to Section 365 of the Bankruptcy Code.

      The order confirming the Plan shall constitute an Order approving the rejection of the lease or contract. If you are a party to a contract or lease to be rejected and you object to the rejection of your contract or lease, you must file and serve your objection to the Plan within the deadline for objecting to the confirmation of the Plan. THE BAR DATE FOR FILING A PROOF OF CLAIM BASED ON A CLAIM ARISING FROM THE REJECTION OF LEASE OR CONTRACT IS THIRTY (30) DAYS FROM THE CONFIRMATION DATE. Any Claim based on the rejection of a contract or lease will be barred if the proof of Claim is not timely filed, unless the Court later orders otherwise.


                                       41

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      Proofs of Claim for any Claims arising by reason of any rejection of executory contracts or unexpired leases pursuant to the Plan shall be filed and served upon the Disbursing Agent and counsel for the Disbursing Agent within thirty days after the Confirmation Date. In the event that any such Proof of Claim is not filed and served as set forth herein, such Claim will be deemed conclusively to be waived and will be forever barred in the Case, without further notice. Any Claim timely asserted hereunder arising out of the rejection of an executory contract or unexpired lease will be deemed to be a General Unsecured Claim under the Plan, but will not automatically become an Allowed Claim.

      3.    Changes In Rates Subject To Regulatory Commission Approval

      The Debtor is not subject to governmental regulatory commission approval of its rates. The Debtor is not regulated by a governmental commission.

      4.    Retention of Jurisdiction

      Until this Plan has been fully consummated, the Bankruptcy Court shall retain jurisdiction to the extent provided by law, including, but not limited to, the following purposes:

      1. The classification, allowance, disallowance, or estimation of the Claim of any Claimant and the re-examination of Claims which have been allowed for the purposes of determining acceptance of the Plan at the time of the Confirmation Hearing and the determination of such objections as may be filed to Claims. The failure by the Debtor to object to or to examine any Claim for the purpose of determining acceptance of this Plan shall not be deemed to be a waiver of the right of Debtor to object to or to re-examine the Claim, in whole or in part, at a later date.

      2. The resolution of any matters, including, without limitation, the allowance or disallowance of any Claim for damages by reason of the rejection of any executory contract or unexpired lease, related to the assumption, assumption and assignment, or rejection of any executory contract or unexpired lease to which Debtor is a party or with respect to which the Debtor or Reorganized Debtor may be liable, including the determination of whether such contract is executory for the purposes of Section 365 of the Bankruptcy Code, and to hear, determine and, if necessary, liquidate any Claims arising therefrom.


                                       42

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      3. Except for as otherwise provided herein, the determination of all questions and disputes regarding title to the assets of Debtor, the Estate, or Reorganized Debtor and the determination of all causes of action, controversies, disputes, or conflicts, whether or not subject to any action pending as of the Confirmation Date, in which the Debtor or the Reorganized Debtor is a party.

      4. The correction of any defect, the curing of any omission, or the reconciliation of any inconsistency in the Plan or in the Confirmation Order as may be necessary to carry out the purposes and intent of the Plan.

      5. The resolution of any motions, adversary proceedings, contested or litigated matters and any other matters and grant or deny any applications involving the Debtors or the Reorganized Debtors that may be pending on the Effective Date.

      6. The modification of the Plan after confirmation pursuant to the Bankruptcy Code and the Bankruptcy Rules, or if in the best interests of the Estate and the Creditors, modification of this Plan even after the Plan has been substantially consummated.

      7. The enforcement and interpretation of the terms and conditions of the Plan or the Confirmation Order, and the determination of such matters, and the making of such orders consistent with the Plan as may be necessary or desirable to effectuate the provisions of the Plan.

      8. The determination, either before or after the closing of the Case, of any Claims concerning state, local, and federal taxes pursuant to Section 346, 505, 525, or 1146 of the Bankruptcy Code or other applicable law, and the Debtor's, Reorganized Debtor's, or the Estate's entitlement, if any, to tax attributes which may have been property of the Estate, either before or after the closing of the Case.

      9. The shortening or extending, for cause, of the time fixed for doing any act or thing under the Plan, on such notice, if any, as the Bankruptcy Court shall determine to be appropriate.


                                       43

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      10. The entry of any order, including, without limitation, any injunction, to enforce the title, rights, and powers of the Debtors or the Reorganized Debtors and such limitations, restrictions, terms, and conditions of such title, rights, and powers as the Bankruptcy Court may deem necessary.

      11. The determination of any disputes arising under or relating to any order entered by the Bankruptcy Court in the Case.

      12. The determination of the validity, extent, or priority of any liens and security interests against property of Debtor, the Reorganized Debtor, or the Estate.

      13. The determination of all actions and proceedings which relate to pre-confirmation matters affecting the Debtor or the Estate whether such action or proceeding is brought before or after the Effective Date.

      14. The liquidation or allowance of any Claim as well as any objection or dispute concerning any Claim of the Estate.

      15. The determination of all questions and disputes regarding collection of assets of Debtor or the Estate as of the Confirmation Date.

      16. The entry of an order concluding and terminating the Case.

      Such other matters to the extent provided by law.

                     IV. EFFECT OF CONFIRMATION OF THE PLAN

A.    Discharge

      The Plan provides that upon confirmation of the Plan, the Debtor shall be discharged of liability for payment of debts incurred before confirmation of the Plan to the extent specified in 11 U.S.C. Section 1141. However, the discharge will not discharge any liability imposed by the Plan.

B.    Exculpation

      Upon the occurrence of the Effective Date, the Debtor, the Reorganized Debtor, and its respective officers, directors, employees, agents and professionals (including counsel to the Debtor) shall be deemed to have not liability for any act or omission in connection with, or arising out of, the pursuit of approval of the Disclosure Statement, the solicitation of votes for confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for willful misconduct or gross negligence as determined by a final order of the Bankruptcy Court and in all respects, shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan. Notwithstanding the foregoing, nothing herein shall release the Reorganized Debtor from its duties and obligations under the Plan.


                                       44

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

C.    Revesting of Property in the Debtor

      Except as provided elsewhere in the Plan, the confirmation of the Plan revests all of the property of the Estate in the Debtor. After the Confirmation Date, the sale of any property owned by the Debtor shall not be subject to or require Court approval.

      Except as set forth in the Plan to the contrary, on the Effective Date, the property of the Estate will vest in the Reorganized Debtor, free and clear of any Claims, liens, encumbrances, or interests of Creditors, Interest Holders, parties-in-interest, and other entities.

      From and after the Effective Date, the Reorganized Debtor may acquire, and dispose of property and settle and compromise claims without supervision by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than restrictions expressly imposed by the Plan, the Confirmation Order, and any document, agreement, or instrument delivered in connection therewith.

      Except as otherwise provided in the Plan or in the Confirmation Order, the rights afforded in the Plan and the treatment of all Claims in the Plan will be in exchange for and in complete satisfaction, discharge, and release of all Claims (including Administrative Claims and any interest accrued on any Claim from and after the Petition Date) against the Debtor and any of its assets and properties.

D.    Modification of the Plan

      The Debtor may modify the Plan at any time before confirmation. However, the Court may require a new disclosure statement and/or re-voting on the Plan.


                                       45

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

      The Debtor may also seek to modify the Plan at any time after confirmation only if (1) the Plan has not been substantially consummated and (2) the Bankruptcy Court authorizes the proposed modifications after notice and a hearing.

      If the Bankruptcy Court determines that a post-confirmation modification of the Plan is in the best interest of the Estate and the Creditors, even after substantial consummation of the Plan, then, notwithstanding the provisions of
Section 1127(b) of the Bankruptcy Code, the Bankruptcy Court may authorize such modification of the Plan, after notice and a hearing, in such manner and under such conditions, as the Bankruptcy Court deems appropriate.

E.    Post-Confirmation Status Reports

      Within 120 days of the entry of the order confirming the Plan, the Debtors shall file a status report with the Bankruptcy Court explaining what progress has been made toward consummation of the confirmed Plan. The status report shall be served on the United States Trustee, the twenty largest unsecured Creditors, and those parties who have requested special notice. Further status reports shall be filed every 120 days and served on the same entities.

F.    Post-Confirmation Conversion/Dismissal

      A Creditor or party in interest may bring a motion to convert or dismiss the case under Section 1112(b), after the Plan is confirmed, if there is a default in performing the Plan. If the Bankruptcy Court orders the case converted to Chapter 7 after the Plan is confirmed, then all property that had been property of the Chapter 11 Estate, and that has not been disbursed pursuant to the Plan, will revest in the Chapter 7 estate. The automatic stay will be reimposed upon the revested property, but only to the extent that relief from stay was not previously authorized by the Court during this case.

      The order confirming this Plan may also be revoked under very limited circumstances. The Court may revoke the order if the order of confirmation was procured by fraud and if a party in interest brings an adversary proceeding to revoke confirmation within 180 days after the entry of the order of confirmation.

////

////


                                       46

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

G.    Final Decree

      Once the Estate has been fully administered as referred to in Federal Rule of Bankruptcy Procedure 3022, the Plan Proponent, or such other party as the Court shall designate in the Plan confirmation order, shall file a motion with the Bankruptcy Court to obtain a final decree to close the case.

Dated: July 7, 2005

                                     COMPOSITE TECHNOLOGY CORPORATION
                                     a Nevada corporation

                                     --------------------------------
                                     By: Benton H Wilcoxon
                                     Its: Chief Executive Officer

SHULMAN HODGES & BASTIAN LLP

----------------------------
Leonard M. Shulman
Mark Bradshaw

Attorneys for Composite Technology Corporation, a
Nevada corporation


                                       47

                          SHULMAN HODGES & BASTIAN LLP
                            26632 Towne Centre Drive
                                    Suite 300
                            Foothill Ranch, CA 92610

                                PROOF OF SERVICE

STATE OF CALIFORNIA, COUNTY OF ORANGE

I am employed in the City of Foothill Ranch, County of Orange, State of California. I am over the age of 18 years and not a party to the within action. My business address is 26632 Towne Centre Drive, Suite 300, Foothill Ranch, California 92610.

On July ____, 2005, I served the documents named below on the parties as follows:

DOCUMENT(S) SERVED:             DEBTOR'S THIRD AMENDED CHAPTER 11 PLAN OF
                                REORGANIZATION
SERVED UPON:                    SEE THE ATTACHED SERVICE LIST

[X] (BY MAIL) I caused each such envelope, with postage thereon fully prepaid, to be placed in the United States mail at Foothill Ranch, California. I am readily familiar with the practice of Shulman Hodges & Bastian LLP for collection and processing of correspondence for mailing, said practice being that in the ordinary course of business, mail is deposited in the United States Postal Service the same day as it is placed for collection. I am aware that on motion of party served, service is presumed invalid if postal cancellation date or postage meter date is more than one day after date of deposit for mailing in affidavit.

[ ] (BY FACSIMILE) Pursuant to C.R.C. 2009(i), I either caused, or had someone cause, the transmitting machine to properly transmit the attached documents to the facsimile numbers shown on the service list. The above-referenced document was transmitted by facsimile transmission and the transmission was reported as completed and without error.

[ ] (BY FEDERAL EXPRESS OR AIRBORNE EXPRESS) I am readily familiar with the practice of Shulman Hodges & Bastian LLP for collection and processing of documents for overnight delivery and know that the document(s) described herein will be deposited in a box or other facility regularly maintained by such overnight delivery company for overnight delivery.

[ ] (BY PERSONAL SERVICE) I delivered to an authorized courier or driver authorized by ASAP Corporate Service to receive documents to be delivered on the same date. A proof of service signed by the authorized courier will be filed forthwith.

[ ] (STATE) I declare under penalty of perjury under the laws of the State of California that the above is true and correct.

[X] (FEDERAL) I declare that I am employed in the office of a member of the bar of this court, at whose direction this service was made.

Executed on July __, 2005, at Foothill Ranch, California.


                                     ------------------------------------
                                     Lorre E. Clapp

                                  SERVICE LIST

--------------------------------------------------------------------------------
Interested Party
Michael Hauser, Esq.
Office of the United States Trustee
Ronald Reagan Federal Building
and United States Courthouse
411 West Fourth Street Suite 9041
Santa Ana, CA 92701-8000

Co-Litigation Counsel for Acquvest, Inc., Paul R. Koch,
Victoria Koch and Patricia Manolis
Thomas R. Malcolm, Esq.
Jones Day
3 Park Plaza Suite 1100
Irvine, CA 92614

Co-Litigation Counsel for Acquvest, Inc., Paul R. Koch,
Victoria Koch and Patricia Manolis
Roland E. Bye, Esq.
Roland E. Bye Professional Corporation
5 Hutton Centre Drive, Suite 805
South Coast Metro, CA  92707

Co-Litigation Counsel for Acquvest, Inc., Paul R. Koch,
Victoria Koch and Patricia Manolis
Paul J. Couchot, Esq.
Winthrop Couchot PC
660 Newport Center Drive, 4th Floor
Newport Beach, CA  92660

Attorneys for Michael Tarbox
Richard Reynolds, Esq.
Frederick E. Turner, Esq.
Glen R. Segal, Esq.
Turner Reynolds Greco & O'Hara
16485 Laguna Canyon Road, Suite 250
Irvine, CA  92618

Attorneys for the Unsecured Creditors Committee
Mike D. Neue, Esq.
Irell & Manella LLP
840 Newport Center Drive, Suite 400
Newport Beach, CA  92660-6324

Attorneys for Midsummer Investment, Ltd., Islandia,
L.P., Omicron Master Trust and Bristol Investment
Fund, Ltd.
Eric J. Haber, Esq.
Kronish Lieb Weiner & Hellman LLP
1114 Avenue of the Americas
New York, New York 10036

Attorneys for Ascendiant Capital Group LLC, Mark
Bergendahl and Bradley Wilhite
Todd Irby, Esq.
The Duffy Law Firm
4675 MacArthur Court Suite 550
Newport Beach, CA 92660

Attorneys for the City of Kingman, Kansas
Michael R Pfeifer, Esq.
Pfeifer & Reynolds LLP
City Center II
765 The City Drive Suite 380
Orange, CA 92868
--------------------------------------------------------------------------------